                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                               (AMENDMENT NO. ___)

Filed by the Registrant    [X]

Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement

[ ]      Confidential, for Use of Commission Only (as permitted by
         Rule 14a-6(e)(2))

[X]      Definitive Proxy Statement

[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              ARMOR HOLDINGS, INC.

--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
      0-11.

      (1)    Title of each class of securities to which transaction applies:

      (2)    Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)    Proposed maximum aggregate value of transaction:

      (5)    Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)    Amount Previously Paid:

      (2)    Form, Schedule or Registration Statement No.:

      (3)    Filing Party:

      (4)    Date Filed:

                              ARMOR HOLDINGS, INC.

                      1400 MARSH LANDING PARKWAY, SUITE 112
                           JACKSONVILLE, FLORIDA 32250

                                 April 29, 2002

To Our Stockholders:

     On behalf of the Board of Directors of Armor Holdings, Inc., I cordially invite you to attend the Annual Meeting of Stockholders to be held on June 18, 2002, at 10:00 A.M., New York City time, at The Metropolitan Club, One East 60th Street, New York, New York 10022.

     The accompanying Notice of Meeting and Proxy Statement cover the details of the matters to be presented.

     A copy of the 2001 Annual Report is included in this mailing.

     REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING, I URGE THAT YOU PARTICIPATE BY COMPLETING AND RETURNING YOUR PROXY AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT AND WILL BE GREATLY APPRECIATED. RETURNING YOUR PROXY CARD WILL ENSURE THAT YOUR VOTE IS COUNTED IF YOU LATER DECIDE NOT TO ATTEND THE ANNUAL MEETING.


                                                   Cordially,

                                                   ARMOR HOLDINGS, INC.


                                                   Jonathan M. Spiller
                                                   President and
                                                   Chief Executive Officer

                              ARMOR HOLDINGS, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 18, 2002


To Our Stockholders:

     You are cordially invited to attend the Annual Meeting of the Stockholders, and any adjournments or postponements thereof, of Armor Holdings, Inc., which will be held on June 18, 2002 at 10:00 A.M., New York City time, at The Metropolitan Club, One East 60th Street, New York, New York 10022, for the following purposes:

          1. To elect seven members to serve on the Board of Directors until the next annual meeting of stockholders and until their successors are duly elected and qualified (Proposal 1);

          2. To consider and vote upon a proposal to ratify and approve the Armor Holdings, Inc. 2002 Stock Incentive Plan (Proposal 2);

          3. To ratify the appointment of PricewaterhouseCoopers LLP as Armor Holdings, Inc.'s independent auditors for the fiscal year ending December 31, 2002 (Proposal 3); and

          4. To transact such other business as may properly be brought before the meeting.

     Stockholders of record at the close of business on April 29, 2002 are entitled to notice of and to vote at the meeting.

     YOUR VOTE IS IMPORTANT. PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. RETURNING YOUR PROXY CARD WILL ENSURE THAT YOUR VOTE IS COUNTED IF YOU LATER DECIDE NOT TO ATTEND THE ANNUAL MEETING.


                                          By order of the Board of Directors

                                          Robert R. Schiller
                                          Secretary
April 29, 2002

                              ARMOR HOLDINGS, INC.
                           1400 MARSH LANDING PARKWAY
                                    SUITE 112
                           JACKSONVILLE, FLORIDA 32250

                              --------------------

                                 PROXY STATEMENT

                              --------------------

                         ANNUAL MEETING OF STOCKHOLDERS

                                  TO BE HELD ON

                                  JUNE 18, 2002

                                  INTRODUCTION

                   PROXY SOLICITATION AND GENERAL INFORMATION

     This Proxy Statement and the enclosed form of proxy are being furnished to the holders of common stock, par value $.01 per share, of Armor Holdings, Inc., a Delaware corporation (which is sometimes referred to in this Proxy as "Armor Holdings," "we," or "us"), in connection with the solicitation of proxies by our Board of Directors for use at the Annual Meeting of Stockholders to be held on Tuesday, June 18, 2002 at The Metropolitan Club, One East 60th Street, New York, New York 10022, at 10:00 A.M., New York City time, and at any adjournments or postponements thereof. This Proxy Statement and the Proxy Card are first being sent to stockholders on or about April 30, 2002.

     At the meeting, stockholders will be asked:

     1. To elect seven members to serve on the Board of Directors until the next annual meeting of stockholders and until their successors are duly elected and qualified (Proposal 1);

     2. To consider and vote upon a proposal to ratify and approve the Armor Holdings, Inc. 2002 Stock Incentive Plan (Proposal 2);

     3. To ratify the appointment of PricewaterhouseCoopers LLP as Armor Holdings, Inc.'s independent auditors for the fiscal year ending December 31, 2002 (Proposal 3); and

     4. To transact such other business as may properly be brought before the meeting.

     The Board of Directors has fixed the close of business on April 29, 2002 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting. Each such Stockholder will be entitled to one vote for each share of common stock held on all matters to come before the meeting and may vote in person or by proxy authorized in writing.

     Stockholders are requested to complete, sign, date and promptly return the enclosed proxy card in the enclosed envelope. Proxies which are not revoked will be voted at the meeting in accordance with instructions contained therein. If the proxy card is signed and returned without instructions, the shares will be voted FOR the election of each nominee for director named in this proxy statement (Proposal 1), FOR the ratification and approval of the Armor Holdings, Inc. 2002 Stock Incentive Plan (Proposal 2) and FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent auditors (Proposal
3). A stockholder who so desires may revoke his proxy at any time before it is voted at the meeting by: (i) delivering written notice to us (attention:
Corporate Secretary); (ii) duly executing and delivering a proxy bearing a later date; or (iii) casting a ballot at the meeting. Attendance at the meeting will not in and of itself constitute a revocation of a proxy.

     The Board of Directors knows of no other matters that are to be brought before the meeting other than as set forth in the Notice of Meeting. If any other matters properly come before the meeting, the persons named in the enclosed form of proxy or their substitutes will vote in accordance with their best judgment on such matters.

RECORD DATE; SHARES OUTSTANDING AND ENTITLED TO VOTE

     Only stockholders as of the close of business on April 29, 2002 (the "Record Date") are entitled to notice of and to vote at the meeting. As of the Record Date, there were 31,225,894 shares of our common stock outstanding and entitled to vote, with each share entitled to one vote. See "Security Ownership of Certain Beneficial Owners and Management."

REQUIRED VOTES

     The affirmative vote of a plurality of the votes cast in person or by proxy is necessary for the election of directors (Proposal 1). The affirmative vote of a majority of the votes cast in person or by proxy is necessary for the approval and the ratification of the 2002 Stock Incentive Plan (Proposal 2) and the approval and the ratification of the appointment of independent auditors (Proposal 3).

     An independent inspector of elections appointed by our transfer agent or us will tabulate votes at the meeting. Since the affirmative vote of a plurality of votes cast is required for the election of directors (Proposal 1), abstentions and "broker non-votes" will have no effect on the outcome of such election. Since the affirmative vote of a majority of the votes cast is necessary for the approval of the ratification and approval of the 2002 Stock Incentive Plan (Proposal 2) and the ratification and approval of the appointment of independent auditors (Proposal 3), an abstention will have the same effect as a negative vote, but "broker non-votes" will have no effect on the outcome of the vote.

     Brokers holding shares for beneficial owners must vote those shares according to the specific instructions they receive from beneficial owners. If specific instructions are not received, brokers may be precluded from exercising their discretion, depending on the type of proposal involved. Shares as to which brokers have not exercised discretionary authority or received instructions from beneficial owners are considered "broker non-votes," and will be counted for purposes of determining whether there is a quorum.


PROXY SOLICITATION

     Armor Holdings will bear the costs of the solicitation of proxies for the meeting. Our directors, officers and employees may solicit proxies from stockholders by mail, telephone, telegram, e-mail, personal interview or otherwise. Such directors, officers and employees will not receive additional compensation but may be reimbursed for out-of-pocket expenses in connection with such solicitation. Brokers, nominees, fiduciaries and other custodians have been requested to forward soliciting material to the beneficial owners of our common stock held of record by them and such custodians will be reimbursed for their reasonable expenses.

     IT IS DESIRABLE THAT AS LARGE A PROPORTION AS POSSIBLE OF THE STOCKHOLDERS' INTERESTS BE REPRESENTED AT THE MEETING. THEREFORE, EVEN IF YOU INTEND TO BE PRESENT AT THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY TO ENSURE THAT YOUR STOCK WILL BE REPRESENTED. IF YOU ARE PRESENT AT THE MEETING AND DESIRE TO DO SO, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON BY GIVING WRITTEN NOTICE TO THE SECRETARY OF ARMOR HOLDINGS, INC. PLEASE RETURN YOUR EXECUTED PROXY PROMPTLY.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth as of April 29, 2002 certain information regarding the beneficial ownership of the common stock outstanding by (i) each person known to us to own 5% or more of the common stock, (ii) each or our directors, (iii) our executive officers and (iv) our executive officers and directors as a group. Unless otherwise indicated, each of the stockholders shown in the table below has sole voting and investment power with respect to the shares beneficially owned. Unless otherwise indicated, the address of each person named in the table below is c/o Armor Holdings, Inc., 1400 Marsh Landing Parkway, Suite 112, Jacksonville, Florida 32250.

                                                                              Amount and Nature of Beneficial
                                                                                       Ownership (1)
                                                                              -------------------------------
Name                                                                              Number        Percentage
----                                                                              ------        ----------
Warren B. Kanders and Kanders Florida Holdings, Inc. (2)                            2,324,855      7.4%
Lord Abbett & Co. (3)                                                               1,757,442      5.6%
T. Price Rowe Associates, Inc. (4)                                                  1,797,400      5.8%


                                       3

                                                                              Amount and Nature of Beneficial
                                                                                       Ownership (1)
                                                                              -------------------------------
Name                                                                              Number        Percentage
----                                                                              ------        ----------
Capital Group International, Inc. and Capital Guardian Trust Company (5)            2,135,500      6.8%
Wellington Management Company, LLP (6)                                              2,023,720      6.5%
Jonathan M. Spiller (7)                                                               883,087      2.8%
Burtt R. Ehrlich (8)                                                                  212,500        *
Nicholas Sokolow (9)                                                                  177,500        *
Thomas W. Strauss (10)                                                                120,000        *
Robert R. Schiller (11)                                                               177,233        *
Alair A. Townsend (12)                                                                 92,516        *
Stephen B. Salzman (13)                                                                32,784        *
Stephen J. Loffler (14)                                                               101,181        *
Stephen E. Croskrey (15)                                                              152,233        *
All executive officers and directors as a group (10 persons)(16)                    4,273,889     13.7%

*    Less than 1%.

(1) As used in this table, a beneficial owner of a security includes any person who, directly or indirectly, through contract, arrangement, understanding, relationship or otherwise has or shares (a) the power to vote, or direct the voting of, such security or (b) investment power which includes the power to dispose, or to direct the disposition of, such security. In addition, a person is deemed to be the beneficial owner of a security if that person has the right to acquire beneficial ownership of such security within 60 days.

(2) Of such shares, Kanders Florida Holdings, Inc., of which Mr. Kanders is the sole stockholder and sole director, owns 2,112,355 shares. Includes options held by Mr. Kanders to purchase 212,500 shares of common stock.

(3) This information has been obtained from the Schedule 13G filed by Lord Abbett & Co. on January 28, 2002. The address of Lord, Abbett & Co. is 90 Hudson Street, Jersey City, New Jersey 07302.

(4) This information has been obtained from the Schedule 13G filed by T. Rowe Price Associates, Inc. on February 12, 2002. The address of T. Rowe Price Associates, Inc. is 100 E. Pratt Street, Baltimore, Maryland 21202.

(5) This information has been obtained from the Schedule 13G filed by Capital Group International and Capital Guardian Trust Company on February 11, 2002. The address of Capital Group International, Inc. and Capital Guardian Trust Company is 11100 Santa Monica Blvd., Los Angeles, California 90025.

(6) This information has been obtained from Schedule 13G filed by Wellington Management Company, LLP on February 12, 2002. The amount reported consists of shares of common stock owned by clients of Wellington Management. The address of Wellington Management is 75 State Street, Boston, MA 02109.

(7) Includes options to purchase 564,191 shares of common stock. Also includes 20,000 shares owned by Mr. Spiller's children, of which Mr. Spiller disclaims beneficial ownership.

(8) Includes options to purchase 107,500 shares of common stock. Also includes 10,000 shares owned by Mr. Ehrlich's children and 23,000 in trust for the benefit of his children, of which Mr. Ehrlich's spouse is trustee, of which he disclaims beneficial ownership. Also includes 400 shares owned by Mr. Ehrlich's spouse's individual retirement account of which Mr. Ehrlich disclaims beneficial ownership.

(9) Includes options to purchase 107,500 shares of common stock. Also includes 60,000 shares owned by S.T. Investors Fund, LLC, a limited liability company of which Mr. Sokolow is a member, and 10,000 shares owned by Mr. Sokolow's profit sharing plan.

(10) Includes options to purchase 107,500 shares of common stock.

(11) Includes options to purchase 175,000 shares of common stock.

(12) Includes options to purchase 87,500 shares of common stock.

(13) Includes options to purchase 32,500 shares of common stock.

(14) Includes options to purchase 100,000 shares of common stock.

(15) Includes options to purchase 150,000 shares of common stock.

(16) See footnotes (2) and (7-15).

     We are not aware of any material proceedings to which any of our directors, executive officers or affiliates or any security holder, including any owner of record or beneficially of more than 5% of any class of our voting securities, is a party adverse to us or has a material interest adverse to us.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

     Our Certificate of Incorporation and Bylaws provide that we shall have between three and fifteen directors, with such number to be fixed by the Board of Directors. Effective at the time and for the purposes of the meeting, the number of directors of Armor Holdings, as fixed by the Board of Directors, is seven.

     Our directors are elected annually at the annual meeting of stockholders. Their respective terms of office continue until the next annual meeting of stockholders and until their successors have been elected and qualified in accordance with our By-laws. There are no family relationships among any of our directors or executive officers.

     Unless otherwise specified, each proxy received will be voted for the election as directors of the seven nominees named below to serve until the next annual meeting of stockholders and until their successors shall have been duly elected and qualified. Each of the nominees has consented to be named a nominee in this proxy statement and to serve as a director if elected. Should any nominee become unable or unwilling to accept a nomination or election, the persons named in the enclosed proxy will vote for the election of a nominee designated by the Board of Directors or will vote for such lesser number of directors as may be prescribed by the Board of Directors in accordance with our By-laws.

     The following persons have been nominated as directors:

     WARREN B. KANDERS, 44, has served as the Chairman of our board since January 1996. From October 1992 to May 1996, Mr. Kanders served as Vice Chairman of the board of Benson Eyecare Corporation. From June 1992 to March 1993, Mr. Kanders served as the President and a director of Pembridge Holdings, Inc.

     JONATHAN M. SPILLER, 50, has served as our President and as a director since July 1991 and as Chief Executive Officer since September 1993. From June 1991 to September 1993, Mr. Spiller served as our Chief Operating Officer. From 1989 to 1991, Mr. Spiller served as a partner with Deloitte & Touche LLP, an international accounting firm, where he worked for 18 years. Mr. Spiller is a chartered accountant in England and Wales, a certified public accountant, and holds a Bachelor's Degree from the University of Wales.

     BURTT R. EHRLICH, 62, has served as one of our directors since January 1996. Mr. Ehrlich served as Chairman and Chief Operating Officer of Ehrlich Bober Financial Corp. (the predecessor of Benson Eyecare Corporation) from December 1986 until October 1992, and as a director of Benson Eyecare Corporation from October 1992 until November 1995.

     NICHOLAS SOKOLOW, 52, has served as one of our directors since January 1996. Mr. Sokolow has been a partner in the law firm of Sokolow, Dunaud, Mercadier & Carreras since 1994. From June 1973 until October 1994, Mr. Sokolow was an associate and partner in the law firm of Coudert Brothers.

     THOMAS W. STRAUSS, 60, has served as one of our directors since May 1996. Since 1995, Mr. Strauss has been a principal with Ramius Capital Group, a privately held investment management firm. From June 1993 until July 1995, Mr. Strauss was co-chairman of Granite Capital International Group, an investment banking firm. From 1963 to 1991, Mr. Strauss served in various capacities with Salomon Brothers Inc, an investment banking and brokerage firm, including President and Vice-Chairman.

     ALAIR A. TOWNSEND, 60, has served as one of our directors since December 1996. Since February 1989, Ms. Townsend has been publisher of Crain's New York Business, a business periodical. Ms. Townsend was a former governor of the American Stock Exchange. Ms. Townsend served as New York City's Deputy Mayor for Finance and Economic Development from February 1985 to January 1989.

     STEPHEN B. SALZMAN, 36, has served as one of our directors since June 1999. Mr. Salzman has been a principal of Priderock Management since its inception in August 2001. Prior to forming Priderock, Mr. Salzman was a principal of FS Partners, LLC from its inception in 1994 until 2001. Priderock and its affiliates invest in public and private companies through the purchase of equity and related securities.

     THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR EACH OF THE ABOVE-NAMED DIRECTOR NOMINEES.

          INFORMATION CONCERNING MEETINGS OF THE BOARD OF DIRECTORS AND
                   BOARD COMMITTEES AND DIRECTOR COMPENSATION

     During fiscal 2001, the Board of Directors held ten meetings. The Board of Directors has standing Audit, Compensation, Nominating and Option Committees. During fiscal 2001, all of the directors then in office attended at least 75% of the total number of meetings of the Board of Directors and the Committees of the Board of Directors on which they served. The Compensation, Nominating and Option Committees do not meet on a regular basis, but only as circumstances require.

AUDIT COMMITTEE

     The functions of the Audit Committee are to recommend to the Board of Directors the appointment of independent auditors and to analyze the reports and recommendations of such auditors. The committee also monitors the adequacy and effectiveness of our financial controls and reporting procedures. During fiscal 2001, the Audit Committee consisted of Ms. Townsend (Chairwoman), and Messrs. Sokolow and Strauss. The Audit Committee met six times during fiscal 2001.

COMPENSATION COMMITTEE

     The purpose of the Compensation Committee is to recommend to the Board of Directors the compensation and benefits of our executive officers and other key managerial personnel. During fiscal 2001, the Compensation Committee consisted of Messrs. Sokolow (Chairman), Kanders and Ehrlich.

     Although members of the Compensation Committee held numerous informal discussions during fiscal 2001, the Compensation Committee did not formally meet during fiscal 2001, and the functions of the Compensation Committee were considered at and acted upon by the entire Board of Directors during its meetings in fiscal 2001.

NOMINATING COMMITTEE

     The purpose of the Nominating Committee is to identify, evaluate and nominate candidates for election to the Board of Directors. The Nominating Committee will consider nominees recommended by stockholders. The names of such nominees should be forwarded to Robert R. Schiller, Secretary, Armor Holdings, Inc., 1400 Marsh Landing Parkway Suite 112, Jacksonville, Florida 32250, who will submit them to the committee for its consideration. During fiscal 2001, the Nominating Committee consisted of Messrs. Kanders (Chairman) and Sokolow. The Nominating Committee did not meet during fiscal 2001.

     The functions of the Nominating Committee were considered at and acted upon by the entire Board of Directors during its meetings in fiscal 2001.

OPTION COMMITTEE

     The purpose of the Option Committee is to administer our stock option plans, and to recommend to the Board of Directors awards of options to purchase Armor Holdings common stock thereunder. During fiscal 2001, the Option Committee consisted of Mr. Ehrlich (Chairman). The Option Committee did not meet during fiscal 2001.

     The functions of the Option Committee were considered at and acted upon by the entire Board of Directors during its meetings in fiscal 2001.

COMPENSATION OF DIRECTORS

     In 2001, our directors, other than Mr. Spiller who is compensated pursuant to his employment agreement, were each granted options to purchase 12,500 shares of our common stock for their services as directors. Directors who are not employees of Armor Holdings ("Non-Employee Directors") are compensated for their services as directors through their participation in the 1999 Stock Incentive Plan. The 1999 Stock Incentive Plan is a formula plan pursuant to which qualified options to acquire 10,000 shares of our common stock are automatically granted to each Non-Employee Director on the date of his or her initial election or appointment to the Board of Directors in consideration for service as a director. The exercise price for all 10,000 options granted to each Non-Employee Director under the 1999 Stock Incentive Plan is the closing price of our common stock on the date of the grant as quoted on the composite tape of the New York Stock Exchange, or on such exchange as our common stock may then be trading.

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

     No director, executive officer, or person nominated to become a director or executive officer has, within the last five years: (i) had a bankruptcy petition filed by or against, or a receiver, fiscal agent or similar officer appointed by a court for, any business of such person or entity with respect to which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (ii) been convicted in a criminal proceeding or is currently subject to a pending criminal proceeding (excluding traffic violations or similar misdemeanors); (iii) been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities or practice; (iv) been found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission (the "Commission") or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     The Board of Directors has appointed an Audit Committee consisting of three directors. Each of the members of the Audit Committee is "independent" as defined under the New York Stock

Exchange's listing standards and is financially literate as that qualification is interpreted by the Board of Directors. The Board of Directors has adopted a written charter with respect to the Audit Committee's roles and responsibilities.

1. The Audit Committee has reviewed and discussed the audited financial statements with management.

2. The Audit Committee has discussed with PricewaterhouseCoopers LLP, our independent auditors, the matters required to be discussed by SAS 61 (Communications with Audit Committees).

3. The Audit Committee has received the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with PricewaterhouseCoopers LLP their independence.

4.   Based on the reviews and discussions referred to in paragraphs (1) through
     (3) above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2001, for filing with the Securities and Exchange Commission.

         Alair A. Townsend (Chair)
         Nicholas Sokolow
         Thomas W. Strauss

AUDIT FEES

     The aggregate fees billed by PricewaterhouseCoopers LLP, our principal accountants, for professional services rendered for the audit of our annual financial statements for the fiscal year ended December 31, 2001 and for the review of the financial statements included in our quarterly reports on Form 10-Q for such fiscal year were approximately $546,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     We were not billed by PricewaterhouseCoopers LLP for professional services rendered for information technology services relating to financial information systems design and implementation for the fiscal year ended December 31, 2001.

ALL OTHER FEES

     The aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered for the fiscal year ended December 31, 2001, other than for services described above under "Audit Fees" and under "Financial Information Systems Design and Implementation Fees," were $2.7 million.

     The Audit Committee has considered whether the provision of non-audit services by PricewaterhouseCoopers LLP is compatible with maintaining their independence.

                               EXECUTIVE OFFICERS

     The following table sets forth the name, age and position of each of our executive officers and significant employees as of April 29, 2001. Our executive officers are appointed by and serve at the discretion of the Board of Directors of Armor Holdings.


NAME                   AGE                     POSITION
----                   ---                     --------
Warren B. Kanders       44   Chairman of the Board of Directors
Jonathan M. Spiller     50   President, Chief Executive Officer and Director
Robert R. Schiller      39   Executive Vice President, Chief Financial Officer, Secretary and Treasurer
Stephen E. Croskrey     42   President and Chief Executive Officer--Armor Holdings Products Division
Stephen J. Loffler      48   President and Chief Executive Officer--ArmorGroup Services Division

     See the table of nominees for election as directors for biographical data with respect to Messrs. Kanders and Spiller.

     Robert R. Schiller, 39, has served as our Executive Vice President, Chief Financial Officer, Secretary and Treasurer since November 2000, as Executive Vice President and Director of Corporate Development from January 1999 to October 2000, and as Vice President of Corporate Development from July 1996 to December 1998. Mr. Schiller graduated with a B.A. in Economics from Emory University in 1985 and received an M.B.A. from Harvard Business School in 1991.

     Stephen E. Croskrey, 42, has served as President and Chief Executive Officer--Armor Holdings Products Division since February 1999. From 1998 to February 1999, Mr. Croskrey served as Director of Sales for Allied Signal, Inc.'s global fibers business. From 1988 to 1998, Mr. Croskrey served in various positions for Mobil Oil, most recently as its Central Regional Manager for its Industrial Lubricant division. Mr. Croskrey graduated with a B.S. in Engineering from USMA at West Point and received a MM from Kellogg School of Management at Northwestern University in 1998.

     Stephen J. Loffler, 48, has served as President and Chief Executive Officer--ArmorGroup Services Division since April 1999. From April 1998 to March 1999, Mr. Loffler served as Vice President and General Manager Europe at Office Depot, an office products retailer, where he was responsible for European operations. From August 1991 to March 1998, Mr. Loffler served as Deputy Chairman of Acco Europe, an office products manufacturer, where he led the integration of Ofrex Group Holdings, an international distributor and manufacturer of office products. Mr. Loffler graduated with a B.A. in Business Studies from Brighton Polytechnic in 1975.

                             EXECUTIVE COMPENSATION

     SUMMARY COMPENSATION TABLE

     The following summary compensation table sets forth information concerning the annual and long-term compensation earned by our chief executive officer and each of our other executive officers whose annual salary and bonus during fiscal 2001 exceeded $100,000 (collectively, the "Named Executive Officers").


                                                                                           LONG-TERM COMPENSATION
                                                                             ---------------------------------------------
                                     FISCAL           ANNUAL COMPENSATION                    SECURITIES
                                                 -------------------------     STOCK         UNDERLYING      ALL OTHER
NAME AND PRINCIPAL POSITION           YEAR         SALARY        BONUS        BONUSES         OPTIONS      COMPENSATION
------------------------------------ --------    ------------  -----------   ----------     ------------- ----------------
Warren B. Kanders                     2001             $   -        $   -        $   -            12,500            $   - (1)
  Chairman of the Board               2000                 -            -            -                 -                -
                                      1999                 -            -            -           200,000                -

Jonathan M. Spiller                   2001           398,000      500,000            -                 -                -
  President, CEO and Director         2000           365,700            -      250,000 (3)             -                -
                                      1999           350,000            -            -           300,000                -

Robert R. Schiller                    2001           300,000      375,000            -           250,000                -
 Executive Vice President and         2000           208,935            -      175,000 (3)             -                -
 Chief Financial Officer              1999           200,000       50,000            -           125,000                -

Stephen E. Croskrey                   2001           265,000      150,000            -                 -                -
  President and CEO of Armor          2000           229,000            -      175,000 (3)             -                -
    Holdings Products Division        1999           220,000            -            -           200,000          103,674 (2)

Stephen J. Loffler                    2001           267,000            -            -                 -                -
  President and CEO of                2000           251,000            -      100,000 (3)             -                -
   ArmorGroup Services Division       1999           264,000            -            -           150,000                -


(1) See "Certain Relationships and Related Transactions" for a description of consideration paid to an entity controlled by Mr. Kanders.

(2) Mr. Croskrey received reimbursement for moving expenses as part of his employment agreement.

(3) Represents the value of stock bonuses granted on April 27, 2001 pursuant to the 1999 Stock Incentive Plan, for services rendered in fiscal year 2000. The number of shares issued pursuant to these bonuses is calculated using the closing price on April 27, 2001 of $16.96 as quoted on the New York Stock Exchange. These are restricted shares and will fully vest over a period ending December 31, 2003.

     OPTIONS GRANTED IN FISCAL 2001

     We granted the following options to our Named Executive Officers during fiscal 2001.

                                                                                        POTENTIAL REALIZABLE VALUE
                                                                                        AT ASSUMED ANNUAL RATE OF
                                                                                         STOCK PRICE APPRECIATION
                                 INDIVIDUAL GRANTS                                            FOR OPTION TERM
-------------------------------------------------------------------------------------  -----------------------------
                                           PERCENT OF
                                              TOTAL
                            NUMBER OF        OPTIONS
                           SECURITIES      GRANTED TO
                           UNDERLYING       EMPLOYEES      EXERCISE
                             OPTION         IN FISCAL          OF        EXPIRATION
NAME                       GRANTS (#)         YEAR         BASE PRICE       DATE            5%($)          10%($)
-----------------------   --------------  --------------   -----------  -------------  -------------  --------------
Warren B. Kanders                12,500            1.4%        $14.44        6/19/11      $306, 436      $468,171
Jonathan M. Spiller                   -               -             -              -              -             -
Robert R. Schiller              250,000           28.0%        $15.05         9/6/11     $6,128,716    $9,758,956
Stephen E. Croskrey                   -               -             -              -              -             -
Stephen J. Loffler                    -               -             -              -              -             -

   AGGREGATE OPTION EXERCISES IN FISCAL 2001 AND FISCAL YEAR END OPTION VALUES

     The following table contains certain information regarding stock options exercised during fiscal 2001 and options to purchase our common stock held as of December 31, 2001, by each of the Named Executive Officers. The stock options listed below were granted without tandem stock appreciation rights. We have no freestanding stock appreciation rights outstanding.


                                                                NUMBER OF SECURITIES              VALUE OF UNDERLYING
                               SHARES                          UNDERLYING UNEXERCISED           IN-THE-MONEY OPTIONS AT
                              ACQUIRED         VALUE           OPTIONS AT 12/31/01 (#)               12/31/01 (1)
                            ON EXERCISE       REALIZED      ------------------------------   -------------------------------
 NAME                           (#)            (2)($)         EXERCISABLE  NON-EXERCISABLE    EXERCISABLE    NON-EXERCISABLE
 ------------------------  ---------------  -------------   -------------- ---------------   --------------  ---------------
 Warren B. Kanders                      -     $        -          212,500               -      $ 5,735,375      $        -
 Jonathan M. Spiller                    -              -          659,429               -       17,797,989               -
 Robert R. Schiller               150,000      1,753,125          175,000         200,000        4,723,250       5,398,000
 Stephen E. Croskrey               50,000        440,625          150,000               -        2,699,000               -
 Stephen J. Loffler                50,000        465,625          100,000               -        4,048,500               -

(1) Calculated on the basis of $26.99 per share, the closing sales price of the common stock on the New York Stock Exchange on December 31, 2001, less the exercise price payable for such shares.

(2) Calculated on the basis of the closing share price of the common stock on the New York Stock Exchange on the date of exercise, less the exercise price payable for such shares.

           REPORT ON EXECUTIVE COMPENSATION BY THE BOARD OF DIRECTORS
                         AND THE COMPENSATION COMMITTEE

COMPENSATION POLICY

         The Compensation Committee of the Board of Directors is responsible for setting and administering the policies which govern annual executive salaries, raises and bonuses and certain awards of stock options (in the case of options granted under our 1999 Stock Incentive Plan and 1996 Stock Option Plan, such responsibility is generally limited to the actions taken by the Option Committee of the Board of Directors, although at times the full Board will grant options without having first received recommendations from the Option Committee). During 2001, the Compensation Committee was composed of Messrs. Sokolow, Kanders and Ehrlich, each of whom, except for Mr. Kanders, was a Non-Employee Director.

         Our executive compensation program emphasizes company performance, individual performance and an increase in stockholder value over time in determining executive pay levels. Our executive compensation program consists of three key elements; (i) low annual base salaries; (ii) a performance-based annual bonus; and (iii) periodic grants of stock options. The Compensation Committee believes that this three-part approach best serves our and our stockholders' interests by motivating executive officers to improve our financial position, holding executives accountable for the performance of the organizations for which they are responsible and by attracting key executives into our service. Under our compensation program, annual compensation for executive officers are composed of a significant portion of pay that is "at risk" -- specifically, the annual bonus and stock options. Annual performance bonuses also permit executive officers to be recognized on an annual basis. Such bonuses are based largely on an evaluation of the contribution made by the executive officer to our overall performance. Stock options, which are generally awarded under our 1999 Stock Incentive Plan, relate a significant portion of long-term remuneration directly to stock price appreciation realized by all our stockholders.

COMPENSATION OF THE PRESIDENT AND CHIEF EXECUTIVE OFFICER

         As President and Chief Executive Officer, Mr. Spiller was compensated during fiscal 2001 pursuant to an employment agreement entered into in January 1999. During 2001, Mr. Spiller received an annual base salary of $398,000. In addition, Mr. Spiller is entitled, at the discretion of the Option Committee of the Board of Directors, to yearly bonuses based upon our net income and to participate in the 1999 Stock Incentive Plan and other bonus plans adopted by us based on his performance and Armor Holdings' performance.

MEMBERS OF THE COMPENSATION COMMITTEE

         Nicholas Sokolow (Chairman)
         Warren B. Kanders
         Burtt R. Ehrlich

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Mr. Kanders, who was Chairman of the Board of Armor Holdings in fiscal 2001, served on the Compensation Committee in fiscal 2001. During fiscal 2001, none of the members of our Compensation Committee, other than Mr. Kanders, (i) served as an officer or employee of Armor Holdings or its subsidiaries, (ii) was formerly an officer of Armor Holdings or its subsidiaries or (iii) entered into any transactions with Armor Holdings or its subsidiaries. During fiscal 2001, none of our executive officers (i) served as a member of the compensation committee (or other board committee performing similar functions or, in the absence of any such committee, the board of directors) of another entity, one of whose executive officers served on our Compensation Committee, (ii) served as director of another entity, one of whose executive officers served on our Compensation Committee, or (iii) served as member of the compensation committee (or other board committee performing similar functions or, in the absence of any such committee, the board of directors) of another entity, one of whose executive officers served as a director of Armor Holdings. See "Certain Relationships and Related Transactions" below for a description of certain arrangements between Kanders & Company, Inc., a corporation controlled by Mr. Kanders, and us.

PERFORMANCE GRAPH

     The following graph compares the cumulative total stockholder return (stock price appreciation plus reinvested dividends) of our common stock with the cumulative return (including reinvested dividends) of the Standard & Poor's 600 SmallCap Index, the Russell 3000 Index and certain companies selected in good faith by management. In management's view, such companies constitute a representative line-of-business comparison (the "Peer Group"). Several of the companies comprising the Peer Group were not publicly traded during the entire mandated comparison period. Returns for these companies were therefore included in the presentation of the performance graph for only those calendar years that such data was publicly available. Our returns for the period since May 1999 are as quoted on the New York Stock Exchange and for the period prior to May 1999 are as quoted on the American Stock Exchange.

     The companies comprising the Peer Group are Moog, Inc., InVision Technologies, Inc., Kroll, Inc., Heico Corp., and L 3 Communication Holdings, Inc.

---------------------------------- ------------- ------------- ------------- ------------- ------------- -------------
                                       1996          1997          1998          1999          2000          2001
---------------------------------- ------------- ------------- ------------- ------------- ------------- -------------
ARMOR                                 100.00        135.71        145.27        166.67        221.43        342.73
---------------------------------- ------------- ------------- ------------- ------------- ------------- -------------
PEER GROUP                            100.00        111.42        159.52        101.77        153.54        229.29
---------------------------------- ------------- ------------- ------------- ------------- ------------- -------------
RUSSELL 3000 INDEX                    100.00        129.47        158.37        189.14        173.03        151.19
---------------------------------- ------------- ------------- ------------- ------------- ------------- -------------
S&P 600 SMALLCAP INDEX                100.00        124.53        121.91        135.96        150.94        159.60
---------------------------------- ------------- ------------- ------------- ------------- ------------- -------------


EMPLOYMENT AGREEMENTS

     As of January 1, 2002,we entered into an employment agreement with Jonathan
M. Spiller which provides that he will serve as our President and Chief Executive Officer for a three year term that will expire December 31, 2004, subject to early termination as described below. The agreement provides for a base salary of $525,000. Mr. Spiller also received options to purchase 425,000 shares of common stock, of which options to purchase 128,000 shares of common stock were issued to him at an exercise price per share equal to $23.93, with the remaining 297,000 options to be issued to him after stockholder approval has been obtained for the adoption of the 2002 Stock Incentive Plan, at an exercise price per share which will be equal to the closing price of our common stock on the date of issuance of these options. These options vest as follows, 100,000 options vest on each of December 31, 2002 and December 31, 2003 and 225,000 options vest on December 31, 2004. Mr. Spiller will also receive a restricted stock grant of 100,000 shares upon stockholder approval of the 2002 Stock Incentive Plan which will vest on December 31, 2016, subject to acceleration under certain circumstances which include, among other things, our achievement of certain target levels for our earnings before interest, taxes, depreciation and amortization ("EBITDA"). Pursuant to his employment agreement, Mr. Spiller may be entitled, at the discretion of the Compensation Committee of the board, to participate in the other option plans and other bonus plans we have adopted based on his performance and our overall performance. A "change in control" of Armor Holdings will allow Mr. Spiller to terminate his employment agreement and to receive, in one lump sum within five business days, payment equal to his base salary until the end of the term of his employment or his base salary for two years, whichever is greater, as well as the vesting of all 425,000 options and 100,000 restricted stock grants granted to him under the employment agreement. Mr. Spiller will also be entitled to such payment, in one lump sum within five business days, and the acceleration of such vesting on the options and restricted stock grants upon the termination of his employment agreement by us without cause. Mr. Spiller has also agreed to certain confidentiality and non-competition provisions and, subject to certain exceptions and limitations, to not sell, transfer or dispose of the shares of common stock or options for the purchase of common stock of Armor Holdings granted to him under his employment agreement until December 31, 2004.

     As of January 1, 2002,we entered into an employment agreement with Robert
R. Schiller which provides that he will serve as our Executive Vice President, Chief Financial Officer and Secretary for a three year term that will expire December 31, 2004, subject to early termination as described below. The agreement provides for a base salary of $320,000. Mr. Schiller also received options to purchase 250,000 shares of common stock at an exercise price per share equal to $15.05. These options were granted during September of 2001, 50,000 options vested on December 31, 2001 and 50,000 options will vest on each of December 31, 2002, December 31, 2003, December 31, 2004 and December 31, 2005. Mr. Schiller also received options to purchase 50,000 shares at an exercise price per share equal to $23.93, which will vest on December 31, 2004. Mr. Schiller also received a restricted stock grant of 100,000 shares which vest on December 31, 2016, subject to acceleration under certain circumstances which include, among other things, our achievement of certain EBITDA targets. Pursuant to his employment agreement, Mr. Schiller may be entitled, at the discretion of the Compensation Committee of the board, to participate in the other option plans and other bonus plans we have adopted based on his performance and our overall performance. A "change in control" of Armor Holdings will allow Mr. Schiller to terminate his employment agreement and to receive, in one lump sum within five business days, payment equal to his base salary until the end of the term of his employment or his base salary for two years, whichever is greater, as well as the vesting of all 300,000 options and 100,000 restricted stock grants granted to him under the employment agreement. Mr. Schiller will also be entitled to such payment, in one lump sum within five business days, and the acceleration of such vesting on the options and restricted stock grants upon the termination of his employment agreement by us without cause. Mr. Schiller has also agreed to certain confidentiality and non-competition provisions and, subject to certain exceptions and limitations, to not sell, transfer or dispose of the shares of common stock or options for the purchase of common stock of Armor Holdings granted to him under his employment agreement until December 31, 2004.

     As of January 1, 2002, we entered into an employment agreement with Warren
B. Kanders which provides that he will serve as the Chairman of our Board of Directors for a five year term expiring December 31, 2006, for which Mr. Kanders will receive options to purchase 550,000 shares of common stock, of which options to purchase 75,000 shares of common stock were issued to him at an exercise price per share equal to $23.93, with the remaining 475,000 options to be issued to him after stockholder approval has been obtained for the adoption of the 2002 Stock Incentive Plan, at an exercise price per share which will be equal to the closing price of our common stock on the date of issuance of such options. These options vest as follows, 100,000 options vest on each of December 31, 2002, December 31, 2003 and December 31, 2004 and 250,000 options vest on December 31, 2006. Mr. Kanders will also receive a restricted stock grant of 100,000 shares upon stockholder approval of the 2002 Stock Incentive Plan which will vest on December 31, 2016, subject to acceleration under certain circumstances which include, among other things, our achievement of certain EBITDA targets. Pursuant to his employment agreement, Mr. Kanders may be entitled, at the discretion of the Compensation Committee of the board, to participate in the other option plans and other bonus plans we have adopted based on his performance and our overall performance. A "change in control" of

Armor Holdings will allow Mr. Kanders to terminate his employment agreement and Mr. Kanders will be entitled to the vesting of all 550,000 options and 100,000 restricted stock grants granted to him under the employment agreement. Mr. Kanders will also be entitled to such acceleration of such vesting on the options and restricted stock grants upon the termination of his employment agreement by us without cause. Mr. Kanders has also agreed to certain confidentiality and non-competition provisions. See "Certain Relationships and Related Transactions" for a description of compensation paid to an entity controlled by Mr. Kanders.

     As of January 1, 2002,we entered into an employment agreement with Stephen
E. Croskrey which provides that he will serve as the President and Chief Executive Officer of our Armor Holdings Products Division for a three year term that will expire December 31, 2004, subject to early termination as described below. The agreement provides for a base salary of $300,000. Mr. Croskrey also received options to purchase 200,000 shares of common stock at an exercise price per share equal to $23.93. These options vest as follows, 50,000 options vest on each of December 31, 2002 and December 31, 2003 and 100,000 options vest on December 31, 2004. A "change in control" of Armor Holdings will allow Mr. Croskrey to terminate his employment agreement and to receive, in one lump sum within five business days, payment equal to his base salary until the end of the term of his employment or his base salary for two years, whichever is greater, as well as the vesting of all 200,000 options granted to him under the employment agreement. Mr. Croskrey will also be entitled to such payment, in one lump sum within five business days, and the acceleration of such vesting on his options upon the termination of his employment agreement by us without cause. Mr. Croskrey has also agreed to certain confidentiality and non-competition provisions and, subject to certain exceptions and limitations, to not sell, transfer or dispose of the shares of common stock or options for the purchase of common stock of Armor Holdings granted to him under his employment agreement until December 31, 2004.

     As of April 12, 1999, we entered into an Employment Agreement with Stephen
J. Loffler, which provides that he will serve as Chief Executive Officer of our ArmorGroup Services Division. Mr. Loffler's employment will continue until terminated by us on not less than 12 months' written notice or by Mr. Loffler on not less than six months' written notice. Mr. Loffler will receive a base salary of (pounds sterling) 160,000 per year. In addition to his base salary, Mr. Loffler may, at the discretion of the Compensation Committee of the Board of Directors, receive an annual bonus payment not exceeding 40% of his base salary. The termination provisions allow us to terminate Mr. Loffler's employment at any time by paying to him within 14 days salary in lieu of his notice period or any unexpired part thereof (subject to tax and National Insurance), including any accrued holiday entitlement. Mr. Loffler has agreed to certain confidentiality, protection of intellectual property and non-competition provisions. The restricted area for non-competition covers the United Kingdom, Russia and the former Soviet Union and the American Continent, with the restricted period being six months from the termination date.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Effective as of January 1, 2002, Kanders & Company, Inc. ("Kanders & Co."), a corporation controlled by Warren B. Kanders, the Chairman of our Board, entered into an agreement with us to provide certain investment banking, financial advisory and related service for a five year term that will expire December 31, 2006. Kanders & Co. will receive a mutually agreed upon fee on a transaction by transaction basis during the term of this agreement. The aggregate fees under this agreement will not exceed $1,575,000 during any calendar year. We also agreed to reimburse Kanders & Co. for reasonable out-of-pocket expenses including Kanders & Co.'s expenses for office space, an executive assistant, furniture and equipment, travel and entertainment, reasonable fees and disbursements of counsel, and consultants retained by Kanders & Co.

     During the fiscal year ended December 31, 2001 we paid Kanders & Co. $750,000 for services provided in connection with our acquisition of the O'Gara Hess & Eisenhardt companies. We also reimbursed Kanders & Co. for out-of-pocket expenses in the aggregate amount of $187,260 during the fiscal year ended December 31, 2001. We also granted Kanders & Co. (i) options to purchase 35,000 shares of our common stock at an exercise price per share equal to $23.93, and
(ii) a restricted stock grant of 10,447 shares of common stock, subject to stockholder approval of the 2002 Stock Incentive Plan. These grants were made during fiscal 2002 in consideration of consulting services provided by Kanders & Co. in connection with certain transactions during fiscal 2001.

     Nicholas Sokolow is a member of Sokolow, Dunaud, Mercadier & Carreras. We have retained Sokolow, Dunaud, Mercadier & Carreras during the fiscal year ended December 31, 2001 and will retain Sokolow, Dunaud, Mercadier & Carreras during the current fiscal year. During the fiscal year ended December 31, 2001, we paid Sokolow, Dunaud, Mercadier & Carreras $155,727 for legal services.

                                   PROPOSAL 2

                    ADOPTION OF THE 2002 STOCK INCENTIVE PLAN

     The 2002 Stock Incentive Plan (the "2002 Plan") was adopted by the Board of Directors on March 13, 2002 and will become effective on June 18, 2002, subject to approval by the stockholders at the annual meeting. The purpose of the 2002 Plan is to attract and retain the best available personnel for positions of substantial responsibility and to provide additional incentives to employees, officers, directors, consultants, independent contractors and advisors to promote the growth and success of our business. Plans such as the 2002 Plan have become particularly important for us to be able to continue to retain and attract key management and directors because of the competitive nature of the market in which we operate.

     There are no shares remaining under the 1999 Stock Incentive Plan available for grant. As a result, the Board of Directors has adopted resolutions authorizing the establishment of the 2002 Plan. The 2002 Plan will serve as the successor to the 1999 Stock Incentive Plan. Options granted under prior plans remain outstanding according to their terms, but no further options will be granted under the prior stockholder approved plans after the effective date of the 2002 Plan.

     The following summary of the 2002 Plan is qualified in its entirety by reference to the text of the 2002 Plan, which is included as Appendix A to this proxy.

SUMMARY OF THE 2002 STOCK INCENTIVE PLAN

     Administration and Eligibility. The 2002 Plan authorizes the issuance of up to 2,700,000 shares of our common stock upon the exercise of stock options or in connection with the issuance of restricted stock and stock bonuses. The 2002 Plan authorizes the granting of stock options, restricted stock and stock bonuses to employees, officers, directors and consultants, independent contractors and advisors of Armor Holdings and its subsidiaries. The 2002 Plan provides for its administration by either a committee of two or more outside directors or the Board of Directors (the "Administrator"). In general, the Administrator, in its sole discretion, determines which eligible employees, officers, directors, consultants, independent contractors and advisors of Armor Holdings and its subsidiaries may participate in the 2002 Plan and the type, extent and terms of the equity-based awards to be granted to them.

     The 2002 Plan provides for the grant of both incentive stock options ("ISOs") that qualify under Section 422 of the Code, and non-qualified stock options ("NQSOs"). ISOs may be granted only to our employees or employees of our subsidiaries. NQSOs (and all other awards other than ISOs) may be granted to our and our subsidiaries' employees, officers, directors and consultants, independent contractors and advisors. The exercise price of ISOs must be at least equal to the fair market value of our common stock on the date of grant. The exercise price of ISOs granted to 10% stockholders must be at least equal to 110% of that value. The exercise price of NQSOs may be greater than, less than or equal to the fair market value of our common stock on the date of grant. The maximum term of options granted under the 2002 Plan is ten years. Awards granted under the 2002 Plan may not be transferred in any manner other than by will or by the laws of descent and distribution and may be exercised during the lifetime of the optionee only by the optionee (unless otherwise determined by the Administrator and set forth in the award agreement with respect to awards that are NQSOs). Options granted under the 2002 Plan generally expire three months after the termination of the optionee's service to Armor Holdings or a parent or subsidiary of Armor Holdings, except in the case of death or disability, in which case the options generally may be exercised up to 12 months following the date of death or termination of service. Options will generally terminate immediately upon termination for cause. In the event of our dissolution or liquidation or a "change in control" transaction, outstanding awards may be assumed or substituted by the successor corporation (if any). In the discretion of the Administrator, the vesting of such awards may accelerate prior to the consummation of such a transaction and if not exercised prior to the transaction may terminate at such time as the Administrator may determine.

     Restricted Stock. The Administrator may make grants of restricted stock for cash or other consideration, as the Administrator determines. The number of shares of common stock granted to each grantee will be determined by the Administrator. Grants of restricted stock will be made subject to such restrictions and conditions as the Administrator may determine in its sole discretion, including periods of restriction on transferability during which time the grant may be required to be deposited with an escrow agent, if the Administrator so determines.

     Stock Bonuses. A stock bonus is an award of Shares (which may consist of Restricted Stock) for services rendered to Armor Holdings or any of its subsidiaries for past or future services. Stock bonuses and the criteria they are based upon will be determined by the Administrator.

     Amendment. The Board has the right to amend, suspend or terminate the 2002 Plan at any time, provided, however, that no amendment or change in the 2002 Plan that pursuant to applicable rules requires stockholder approval will be effective without such approval.

     U.K. Employees. The 2002 Plan incorporates a schedule (the "(No. 1) Schedule") which set forth certain alterations to the 2002 Plan and conditions for the grant of certain options to our employees of United Kingdom subsidiaries ("U.K. Employees") in compliance with U.K. Inland Revenue rules and regulations which treat such options, for U.K. tax purposes, in a manner similar to incentive stock options granted to U.S. employees under the 2002 Plan. The (No.
1) Schedule provides for certain differences in the terms and conditions of the 2002 Plan applicable to the U.K. Employees principally including, but not limited to, the following: (a) the (No. 1) Schedule to the 2002 Plan must be approved by the U.K. Inland Revenue; (b) there can be no contractual agreement, condition or restriction on the resale of shares purchased upon the exercise of an option except as required to comply with applicable laws, including U.S. securities laws; (c) no options can be granted to a U.K. director unless the director regularly works at least twenty-five (25) hours per week for Armor Holdings or its subsidiaries; (d) the maximum value of all options held by an individual under the (No. 1) Schedule cannot exceed (pounds sterling)30,000 on the date of grant;(e) the price of the options cannot be less than the fair market value of the common stock on the date of grant and must be payable in cash in full upon exercise of the option; (f) the date upon which the options may be exercised must be fixed at the date of grant and may not be subsequently changed by the Option Committee or the Board of Directors but must be exercised within ten (10) years of the grant; (g) options may not be granted in tandem with stock appreciation rights or other rights; and (h) amendments to the terms of the (No. 1) Schedule do not take effect until the approval of the U.K. Inland Revenue has been received. The Board of Directors reserves the right to make such other changes to the (No. 1) Schedule as may be necessary or desirable to obtain and maintain U.K. Inland Revenue approval. A second schedule to the 2002 Plan (the "(No. 2) Schedule") provides for the grant of options (above the (pounds sterling)30,000 U.K. Inland Revenue approved limit) on similar terms to the (No. 1) Schedule, but without the need to comply with certain U.K. Inland Revenue restrictions applicable to the approved scheme. The Board of Directors may from time to time make changes to the (No. 1) Schedule.

     The following discussion concerning certain tax consequences of the 2002 Plan does not address any tax effects on the U.K. employees or the employees of any other foreign affiliate of Armor Holdings or the effect of any changes to applicable laws and regulations which may occur after the date of this proxy statement. The following discussion is only a summary, it is not intended to be all inclusive or to constitute tax advice, and, among other things, does not cover possible state or local or other federal tax consequences. This description may differ from the actual tax consequences of participation in the 2002 Plan.

     Certain Tax Consequences. No taxable income is realized by an optionee upon the grant or exercise of an ISO. If common stock is issued to an optionee pursuant to the exercise of an ISO, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of grant or within one year after the transfer of such shares to such optionee, then (i) upon sale of such shares, any amount realized in excess of the option price will be taxed to such optionee as a long-term capital gain and any loss sustained will be a long-term capital loss, and (ii) no deduction will be allowed to the optionee's employer for Federal income tax purposes. If common stock acquired upon the exercise of an ISO is disposed of prior to the expiration of either holding period described above, generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at exercise (or, if less, the amount realized on the disposition of such shares) over the option price paid for such shares, and (ii) the optionee's employer will be entitled to deduct such amount for Federal income tax purposes if the amount represents an ordinary and necessary business expense. Any further gain (or loss) realized by the optionee upon the sale of the common stock will be taxed as short-term or long-term capital gain (or loss), depending on how long the shares have been held, and will not result in any deduction by the employer. Subject to certain exceptions for disability or death, if an ISO is exercised more than three months following termination of employment, the exercise of the option will generally be taxed as the exercise of a non-ISO. For purposes of determining whether an optionee is subject to any alternative minimum tax liability, an optionee who exercises an ISO generally would be required to increase his or her alternative minimum taxable income, and compute the tax basis in the stock so acquired, in the same manner as if the optionee had exercised a non-ISO. Each optionee is potentially subject to the alternative minimum tax. In substance, a taxpayer is required to pay the higher of his/her alternative minimum tax liability or his/her "regular" income tax liability. As a result, a taxpayer has to determine his/her potential liability under the alternative minimum tax.

     With respect to non-ISOs (i) no income is realized by the optionee at the time the option is granted; (ii) generally, at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares, if unrestricted, on the date of exercise, and the optionee's employer is generally entitled to a tax deduction in the same amount subject to applicable tax withholding requirements; and (iii) at sale, appreciation (or depreciation) after the date of exercise is treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held. Individuals subject to Section 16(b) of the Exchange Act will recognize ordinary income at the time of exercise of a non-ISO as noted above, provided at least six months have elapsed from the date of grant to the date of exercise. In the event that less than six months have elapsed, such individual will recognize ordinary income at the time such six month period elapses in an amount equal to the excess of the fair market value of the shares on such date over the exercise price.

     The granting of an award of restricted stock does not result in taxable income to the recipient unless the recipient elects to report the award as taxable income under Section 83(b) of the Internal Revenue Code. Absent such an election, the value of the award is considered taxable income once it is vested and distributed. Dividends are paid concurrent with, and in an amount equal to, ordinary dividends and are taxable as paid. If a Section 83(b) election is made, the recipient recognizes ordinary income in the amount of the total value on the date of grant and we receive a corresponding tax deduction. Any gain or loss subsequently experienced will be a capital gain or loss to the recipient and we do not receive an additional tax deduction.

     Optionees are strongly advised to consult with their individual tax advisers to determine their personal tax consequences resulting from the grant and/or exercise of options or the issuance and sale of restricted stock under the 2002 Option Plan.

     New Plan Benefits. The grant of options under the 2002 Plan is within the discretion of the Administrator. We cannot forecast the extent of option grants that will be made in the future except with respect to the grants and award described below. Information with respect to compensation paid and other benefits, including options, granted during the 2001 fiscal year to the Chief Executive Officer and the other Named Executive Officers is set forth above. During 2001 fiscal year, there were no options awarded to our Chief Executive Officer and 262,500 options to our other Named Executive Officers.

BENEFITS TO BE AWARDED TO CERTAIN INDIVIDUALS

     The following table identifies all known benefits or amounts which are presently determinable which will be allocated to each of the persons indicated under the 2002 Stock Incentive Plan.

     Stock Option Grants


               NAME AND POSITION                          DOLLAR VALUE ($)                    NUMBER OF UNITS
Warren B. Kanders                                                (1)                              475,000
    Chairman of the Board
Jonathan M. Spiller                                              (1)                              297,000
    President and Chief Executive Officer

(1) The options identified in this table will be granted with an exercise price equal to the closing price of our common stock on the date of issuance which may be subsequent to day the 2002 Stock Incentive Plan is approved by stockholders.

         Restricted Stock Awards

               NAME AND POSITION                          DOLLAR VALUE ($)                    NUMBER OF UNITS
Warren B. Kanders                                                (1)                            110,447(2)
    Chairman of the Board
Jonathan M. Spiller                                              (1)                              110,447
    President and Chief Executive Officer
Robert R. Schiller                                               (1)                               5,223
    Executive Vice President, Chief
    Financial Officer and Secretary
Stephen E. Croskrey                                              (1)                               2,089
    President and Chief Executive Officer-
    Armor Holdings Products Division

(1) The dollar value of these grants will depend on the market price of our common stock on the date the 2002 Stock Incentive Plan is approved by stockholders. The dollar value of these awards on the date awarded by the Board of Directors was $250,000, $250,000, $125,000 and $50,000 to Messrs. Kanders, Spiller, Schiller and Croskrey respectively.

(2) 10,447 shares of such restricted stock award represents a restricted stock award granted to Kanders & Co., a corporation controlled by Mr. Kanders.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

     The following table sets forth certain information regarding our equity plans as at December 31, 2001.


PLAN CATEGORY                                (A)                       (B)                           (C)
                                    NUMBER OF SECURITIES                                   REMAINING AVAILABLE FOR
                                      TO BE ISSUED UPON     WEIGHTED AVERAGE EXERCISE   FUTURE ISSUANCE UNDER EQUITY
                                         EXERCISE OF           PRICE OF OUTSTANDING          COMPENSATION PLANS
                                    OUTSTANDING OPTIONS,      OPTIONS, WARRANTS AND         (EXCLUDING SECURITIES
                                WARRANTS AND RIGHTS RIGHTS          RIGHTS                REFLECTED IN COLUMN (A))
Equity compensation plans
approved by security holders              2,341,368                  $11.6827                      313,000

Equity   compensation  plans  not
approved by security holders               641,667                   $11.3149                         0
                                           -------                                                    -

Total                                     2,984,035                                                   0

     We have two non-qualified equity plans that have not been approved by stockholders. The 2002 Executive Stock Plan provides for the grant of a total of 470,000 stock options and stock awards to our key employees. The Board of Directors, or a committee designated by the Board consisting of two or more independent directors, is authorized to set the price and terms and conditions of the options and awards granted under the 2002 Executive Stock Plan. Options under the 2002 Executive Stock Plan must be exercised within ten years of the date of grant. The terms and provisions of the 2002 Executive Stock Plan are substantially the same as the 2002 Stock Incentive Plan, which is described more fully in this proxy, except that we may only grant non-qualified stock options under the 2002 Executive Stock Plan. The 2002 Executive Stock Plan was adopted on March 13, 2002 and all shares available for grant under the 2002 Executive Stock Plan were granted to our executive officers on March 13, 2002.

     The 1998 Stock Option Plan provides for the grant of a total of 725,000 stock options to our key employees. The Board of Directors, or a committee designated by the Board consisting of two or more independent directors, is authorized to set the terms and conditions of the options granted under the 1998 Stock Option Plan. The exercise price of all option granted under the 1998 Stock Option Plan is equal to the fair market value of our common stock on the date of grant. As of the end of our last fiscal year, there were no shares available for options to be granted under the 1998 Stock Option Plan.

     THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION AND APPROVAL OF THE ADOPTION OF THE 2002 STOCK INCENTIVE PLAN.

                                   PROPOSAL 3

                   RATIFICATION OF APPOINTMENT OF INDEPENDENT
                          CERTIFIED PUBLIC ACCOUNTANTS

     The firm of PricewaterhouseCoopers LLP has audited our financial statements for the fiscal year ended December 31, 2001. The Board of Directors desires to continue the services of PricewaterhouseCoopers LLP for the current fiscal year ending December 31, 2002. Accordingly, the Board of Directors will recommend to the meeting that the stockholders ratify the appointment by the Board of Directors of the firm of PricewaterhouseCoopers LLP to audit our financial statements for the current fiscal year. Representatives of that firm are expected to be present at the meeting, shall have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions. In the event the stockholders do not ratify the appointment of PricewaterhouseCoopers LLP, the appointment will be reconsidered by the Audit Committee and the Board of Directors.

     THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP.

                                  OTHER MATTERS

     As of the date of this Proxy Statement, the Board of Directors does not intend to present any other matter for action at the meeting other than as set forth in the Notice of Annual Meeting and this Proxy Statement. If any other matters properly come before the meeting, it is intended that the shares represented by the proxies will be voted, in the absence of contrary instructions, in the discretion of the persons named in the proxy.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires our directors and executive officers and any persons who own more than 10% of our capital stock to file with the Commission (and, if such security is listed on a national securities exchange, with such exchange), various reports as to ownership of such capital stock. Such persons are required by Commission regulations to furnish us with copies of all Section 16(a) forms they file.

     Based solely upon reports and representations submitted by the directors, executive officers and holders of more than 10% of our capital stock, except as indicated below, all Forms 3, 4 and 5 showing ownership of and changes of ownership in our capital stock during the 2001 fiscal year were timely filed with the Commission and the New York Stock Exchange. Jonathan M. Spiller inadvertently did not file the required Form 4 to report the exercise of certain options by the required time. Stephen J. Loffler inadvertently did not file the required Form 4 to report the sale of certain shares of common stock by the required time. The required forms have since been filed.

FORM 10-K

     We will provide, without charge, to each Stockholder as of the Record Date, on the written request of the Stockholder, a copy of our Annual Report on Form 10-K for the year ended December 31, 2001, including the financial statements and schedules, as filed with the Commission. Stockholders should direct the written request to our Corporate Secretary at c/o Armor Holdings, Inc., 1400 Marsh Landing Parkway, Suite 112, Jacksonville, Florida 32250.

PROPOSALS BY STOCKHOLDERS

     Any proposal of a Stockholder intended to be presented at the annual meeting of stockholders to be held in 2003 must be received by us no later than February 17, 2003 to be considered for inclusion in the Proxy Statement and form of proxy for the 2003 annual meeting. Proposals must comply with Rule 14a-8 promulgated by the Commission pursuant to the Exchange Act.

                                                      FOR THE BOARD OF DIRECTORS


                                                      ROBERT R. SCHILLER
                                                      SECRETARY

                                   APPENDIX A


                              ARMOR HOLDINGS, INC.

                            2002 STOCK INCENTIVE PLAN

     1. PURPOSE. The purpose of Armor Holdings, Inc. 2002 Stock Incentive Plan (the "Plan") is to provide a means through which the Company and its Subsidiaries and Affiliates may attract able persons to enter and remain in the employ of the Company and its Subsidiaries and Affiliates and to provide a means whereby eligible persons can acquire and maintain Common Stock ownership, or be paid incentive compensation measured by reference to the value of Common Stock, thereby strengthening their commitment to the welfare of the Company and its Subsidiaries and Affiliates and promoting an identity of interest between stockholders and these eligible persons.

     So that the appropriate incentive can be provided, the Plan provides for granting Incentive Stock Options, Nonqualified Stock Options, Restricted Stock Awards and Stock Bonuses, or any combination of the foregoing. Capitalized terms not defined in the text are defined in Section 24.

     2. SHARES SUBJECT TO THE PLAN. Subject to Section 18, the total number of Shares reserved and available for grant and issuance pursuant to this Plan will be 2,700,000 Shares. Shares that have been (a) reserved for issuance under Options which have expired or otherwise terminated without issuance of the underlying Shares, (b) reserved for issuance or issued under an Award granted hereunder but are forfeited or are repurchased by the Company at the original issue price, or (c) reserved for issuance or issued under an Award that otherwise terminates without Shares being issued, shall be available for issuance. At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Options granted under this Plan and all other outstanding but unvested Awards granted under this Plan.

     3. ELIGIBILITY. ISO's (as defined in Section 5 below) may be granted only to employees (including officers and directors who are also employees) of the Company or of a Parent or Subsidiary of the Company. All other Awards may be granted to employees, officers, directors, consultants, independent contractors and advisors of the Company or any Parent, Affiliate or Subsidiary of the Company.

     4. ADMINISTRATION.

     4.1 Committee Authority. This Plan will be administered by the Committee or by the Board. Any power, authority or discretion granted to the Committee may also be taken by the Board. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan. Without limitation, the Committee will have the authority to:

     (a)  select persons to receive Awards;

     (b) determine the nature, extent, form and terms of Awards and the number of Shares or other consideration subject to Awards;

     (c)  determine the vesting, exerciseability and payment of Awards;

     (d) correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;

     (e) determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent or Subsidiary of the Company;

     (f) prescribe, amend and rescind rules and regulations relating to this Plan or any Award;

     (g) construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

     (h)  grant waivers of Plan or Award conditions;

     (i)  determine whether an Award has been earned;

     (j)  accelerate the vesting of any Award; and

     (k) make all other determinations necessary or advisable for the administration of this Plan.

     The Committee shall have the authority, subject to the provisions of the Plan, to establish, adopt, or revise such rules and regulations and to make all such determinations relating to the Plan as it may deem necessary or advisable for the administration of the Plan. The Committee's interpretation of the Plan or any documents evidencing Awards granted pursuant thereto and all decisions and determinations by the Committee with respect to the Plan shall be final, binding, and conclusive on all parties unless otherwise determined by the Board.

     4.2 Committee Discretion. Any determination made by the Committee with respect to any Award will be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of this Plan or Award, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any Award under this Plan.

     5. STOCK OPTIONS. The Committee may grant Options to eligible persons and will determine whether such Options will be intended to be "Incentive Stock Options" within the meaning of Section 422 of the Code or any successor section thereof ("ISO's") or nonqualified stock options (options not intended to qualify as incentive stock options)("NQSO's"), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

     5.1 Form of Option Grant. Each Option granted under this Plan will be evidenced by an Award Agreement ("Stock Option Agreement"), which will expressly identify the Option as an ISO or NQSO, and will be in such form and contain such provisions (which need not be the same for each Participant) as the Committee may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan.

     5.2 Exercise Period. Options may be exercisable to the extent vested within the times or upon the events determined by the Committee as set forth in the Stock Option Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company ("Ten Percent Stockholder") will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.

     5.3 Exercise Price. The Exercise Price of an Option will be determined by the Committee when the Option is granted and may be greater, less than, or equal to the Fair Market Value of the Shares on the date of grant; provided that: (i) the Exercise Price of an ISO will be not less than 100% of the Fair Market Value of the Shares on the date of grant; and (ii) the Exercise Price of any ISO granted to a Ten Percent Stockholder will not be less than 110% of the Fair Market Value of the Shares on the date of grant.

     5.4 Date of Grant. The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, unless otherwise specified by the Committee. The Stock Option Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

     5.5 Method of Exercise. Options may be exercised only by delivery to the Company of a written stock option exercise agreement (the "Exercise Agreement") in a form approved from time to time by the Committee (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding Participant's investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased. Payment for the Shares purchased may be made in accordance with Section 8 of this Plan.

     5.6 Termination. Unless otherwise expressly provided in an Award Agreement or otherwise determined by the Committee, exercise of an Option will always be subject to the following:

          a. If the Participant is Terminated for any reason (including voluntary Termination) other than death or Disability, then the Participant may exercise such Participant's Options only to the extent that such Options would have been exercisable upon the Termination Date no later than three (3) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be a NQSO), but in any event, no later than the expiration date of the Options.

          b. If the Participant is Terminated because of Participant's death or Disability (or the Participant dies within three (3) months after a Termination other than for Cause or because of Participant's Disability), then Participant's Options may be exercised only to the extent that such Options would have been exercisable by Participant on the Termination Date and must be exercised by Participant (or Participant's legal representative or authorized assignee) no later than twelve (12) months after the Termination Date (or such shorter or longer time period not exceeding five
     (5) years as may be determined by the Committee, with any such exercise beyond twelve (12) months after the Termination Date when the Termination is for Participant's death or Disability, deemed to be a NQSO), but in any event no later than the expiration date of the Options.

          c. Notwithstanding the provisions in paragraph 5.6(a) above, if a Participant is terminated for Cause, neither the Participant, the Participant's estate nor such other person who may then hold the Option shall be entitled to exercise any Option with respect to any Shares whatsoever, after termination of service, whether or not after termination of service the Participant may receive payment from the Company or Subsidiary for vacation pay, for services rendered prior to termination, for services rendered for the day on which termination occurs, for salary in lieu of notice, or for any other benefits. In making such determination, the Committee shall give the Participant an opportunity to present to the Committee evidence on his behalf. For the purpose of this paragraph, termination of service shall be deemed to occur on the date when the Company dispatches notice or advice to the Participant that his or her service is terminated.

          d. If the Participant is not an employee or a director, the Award Agreement shall specify treatment of the Award upon Termination.

     5.7 Limitations on ISO. The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISO's are exercisable for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company, Parent or Subsidiary of the Company) will not exceed $100,000 or such other amount as may be required by the Code. If the Fair Market Value of Shares on the date of grant with respect to which ISO's are exercisable for the first time by a Participant during any calendar year exceeds $100,000, then the Options for the first $100,000 worth of Shares to become exercisable in such calendar year will be ISO's and the Options for the amount in excess of $100,000 that become exercisable in that calendar year will be NQSO's. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date of this Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISO's, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

     5.8 Modification, Extension or Renewal. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that, except as expressly provided for in the Plan or an Award Agreement, any such action may not, without the written consent of a Participant, impair any of such Participant's rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code. The Committee may, by a written notice to the affected Participants, reduce the Exercise Price of outstanding Options without the consent of such Participants; provided, however, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 5.3 of this Plan for Options granted on the date the action is taken to reduce the Exercise Price.

     5.9 Limitations on Exercise. The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which it is then exercisable.

     5.10 No Disqualification. Notwithstanding any other provision in this Plan, no term of this Plan relating to ISO's will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under Section 422 of the Code.

     5.11 Lapsed Grants. Notwithstanding anything in the Plan to the contrary, the Company may, in its sole discretion, allow the exercise of a lapsed grant if the Company determines that: (i) the lapse was the result of the Company's inability to timely execute the exercise of an option award and (ii) the Participant made valid and reasonable efforts to exercise the Award. In the event the Company makes such a determination, the Company shall allow the exercise to occur as promptly as possible following its receipt of exercise instructions subsequent to such determination.

     6. RESTRICTED STOCK. A Restricted Stock Award is an offer by the Company to sell to an eligible person Shares that are subject to restrictions. The Committee will determine to whom an offer will be made, the number of Shares the person may purchase, the price to be paid (the "Purchase Price"), the restrictions to which the Shares will be subject, and all other terms and conditions of the Restricted Stock Award, subject to the following:

     6.1 Form of Restricted Stock Award. All purchases under a Restricted Stock Award made pursuant to this Plan will be evidenced by an Award Agreement ("Restricted Stock Purchase Agreement") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and shall comply with and be subject to the terms and conditions of this Plan. The offer of Restricted Stock shall will be accepted by the Participant's execution and delivery of the Restricted Stock Purchase Agreement and full payment for the Shares to the Company not later than thirty (30) days after the date the Restricted Stock Purchase Agreement is delivered to the person. If such person does not execute and deliver the Restricted Stock Purchase Agreement along with full payment for the Shares to the Company within thirty (30) days, then the offer shall terminate, unless otherwise determined by the Committee.

     6.2 Purchase Price. The Purchase Price of Shares sold pursuant to a Restricted Stock Award will be determined by the Committee on the date the Restricted Stock Award is granted. Payment of the Purchase Price shall be made in accordance with Section 8 of this Plan.

     6.3 Terms of Restricted Stock Awards. Restricted Stock Awards shall be subject to such restrictions as the Committee may impose. These restrictions may be based upon completion of a specified number of years of service with the Company or upon completion of the performance goals as set out in advance in the Participant's individual Restricted Stock Purchase Agreement. Restricted Stock Awards may vary from Participant to Participant and between groups of Participants. Prior to the grant of a Restricted Stock Award, the Committee shall: (a) determine the nature, length and starting date of any Performance Period for the Restricted Stock Award; (b) select from among the Performance Factors to be used to measure performance goals, if any; and (c) determine the number of Shares that may be awarded to the Participant. Prior to the payment of any Restricted Stock Award, the Committee shall determine the extent to which such Restricted Stock Award has been earned and such determination shall be conclusive. Performance Periods may overlap and Participants may participate simultaneously with respect to Restricted Stock Awards that are subject to different Performance Periods and having different performance goals and other criteria.

     6.4 Stock Restrictions. Each certificate representing Restricted Stock awarded under the Plan shall bear the following legend until the lapse of all restrictions with respect to such Stock:

          "TRANSFER OF THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY IS RESTRICTED PURSUANT TO THE TERMS OF A RESTRICTED STOCK AGREEMENT, DATED AS OF _______, BETWEEN ARMOR HOLDINGS, INC., AND ____________. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF ARMOR HOLDINGS, INC."

     Stop transfer orders shall be entered with the Company's transfer agent and registrar against the transfer of legended securities.

     6.5 Termination During Performance Period. If a Participant is Terminated during a Performance Period for any reason, then such Participant will be entitled to payment (whether in Shares, cash or otherwise) with respect to the Restricted Stock Award only to the extent earned as of the date of Termination in accordance with the Restricted Stock Purchase Agreement, unless the Committee will determine otherwise.

     7. STOCK BONUSES.

     7.1 Awards of Stock Bonuses. A Stock Bonus is an award of Shares (which may consist of Restricted Stock) for services rendered to the Company or any Parent or Subsidiary of the Company. A Stock Bonus may be awarded for past services already rendered to the Company, or any Parent or Subsidiary of the Company pursuant to an Award Agreement (the "Stock Bonus Agreement") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. A Stock Bonus may be awarded upon satisfaction of such performance goals as are set out in advance in the Participant's individual Award Agreement (the "Performance Stock Bonus Agreement") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. Stock Bonuses may vary from Participant to Participant and between groups of Participants, and may be based upon the achievement of the Company, Parent or Subsidiary and/or individual Performance Factors or upon such other criteria as the Committee may determine.

     7.2 Terms of Stock Bonuses. The Committee will determine the number of Shares to be awarded to the Participant. If the Stock Bonus is being earned upon the satisfaction of performance goals pursuant to a Performance Stock Bonus Agreement, then the Committee will: (a) determine the nature, length and starting date of any Performance Period for each Stock Bonus; (b) select from among the Performance Factors to be used to measure the performance, if any; and
(c) determine the number of Shares that may be awarded to the Participant. Prior to the payment of any Stock Bonus, the Committee shall determine the extent to which such Stock Bonuses have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Stock Bonuses that are subject to different Performance Periods and different performance goals and other criteria. The number of Shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Committee. The Committee may adjust the performance goals applicable to the Stock Bonuses to take into account changes in law and accounting or tax rules and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships.

     7.3 Form of Payment. The earned portion of a Stock Bonus may be paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Committee may determine. Payment may be made in the form of cash or whole Shares or a combination thereof, either in a lump sum payment or in installments, all as the Committee will determine.

     8. PAYMENT FOR SHARE PURCHASES.

     8.1 Payment. Payment for Shares purchased pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant by the Committee or where expressly indicated in the Participants Award Agreement and where permitted by law:

          a. by cancellation of indebtedness of the Company to the Participant;

          b. by surrender of shares that either: (1) have been owned by Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by Participant in the public market;

          c. by tender of a promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code;

          d. by waiver of compensation due or accrued to the Participant for services rendered;

          e. with respect only to purchases upon exercise of an Option, and provided that a public market for the Company's stock exists:

          (1) through a "same day sale" commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

          (2) through a "margin" commitment from the Participant and a NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

          f. by any combination of the foregoing or other method authorized by the Committee.

     At its discretion, the Committee may modify or suspend any method for the exercise of stock options, including any of the methods specified in the previous sentence. Delivery of shares for exercising an Option shall be made either through the physical delivery of shares or through an appropriate certification or attestation of valid ownership.

     8.2 Loan Guarantees. The Committee may help the Participant pay for Shares purchased under this Plan by authorizing a guarantee by the Company of a third-party loan to the Participant.

     9. WITHHOLDING TAXES.

     9.1 Withholding Generally. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under this Plan, payments in satisfaction of Awards are to be made in cash, such payment will be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

     9.2 Stock Withholding. When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may in its sole discretion allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose will be made in accordance with the requirements established by the Committee and be in writing in a form acceptable to the Committee.

     10. PRIVILEGES OF STOCK OWNERSHIP. No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant's Purchase Price or Exercise Price pursuant to Section 12.

     11. TRANSFERABILITY.

     11.1 Non-Transferability of Options. No Option granted under the Plan shall be transferable by the Participant otherwise than by will or by the laws of descent and distribution, and such Option right shall be exercisable, during the Participant's lifetime, only by the Participant. Notwithstanding the foregoing, the Committee may set forth in an Award Agreement at the time of grant or thereafter, that the Options (other than Incentive Stock Options) may be transferred to members of the Participant's immediate family, to trusts solely for the benefit of such immediate family members and to partnerships or limited liability companies in which such family members and/or trusts are the only partners or members, as the case may be. For this purpose, immediate family means the Participant's spouse, parents, children, stepchildren, grandchildren and legal dependants. Any transfer of Options made under this provision will not be effective until notice of such transfer is delivered to the Company.

     11.2 Rights of Transferee. Notwithstanding anything to the contrary herein, if an Option has been transferred in accordance with Section 11.1 above, the Option shall be exercisable solely by the transferee. The Option shall remain subject to the provisions of the Plan, including that it will be exercisable only to the extent that the Participant or Participant's estate would have been entitled to exercise it if the Participant had not transferred the Option. In the event of the death of the Participant prior to the expiration of the right to exercise the transferred Option, the period during which the Option shall be exercisable will terminate on the date 12 months following the date of the Participant's death. In no event will the Option be exercisable after the expiration of the exercise period set forth in the Award Agreement. The Option shall be subject to such other rules relating to transferees as the Committee shall determine.

     12. RESTRICTIONS ON SHARES. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Award Agreement a right to repurchase a portion of or all Unvested Shares held by a Participant following such Participant's Termination at any time within three (3) months after the later of Participant's Termination Date and the date Participant purchases Shares under this Plan, for cash and/or cancellation of purchase money indebtedness, at the Participant's Exercise Price or Purchase Price, as the case may be.

     13. CERTIFICATES. All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions, consistent with the terms of the Awards, as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

     14. ESCROW; PLEDGE OF SHARES. To enforce any restrictions on a Participant's Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant's obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant's Shares or other collateral. In connection with any pledge of the Shares, Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. In the discretion of the Committee, the pledge agreement may provide that the Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

     15. EXCHANGE AND BUYOUT OF AWARDS. The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Committee may at any time buy from a Participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Committee and the Participant may agree.

     16. SECURITIES LAW AND OTHER REGULATORY COMPLIANCE. An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. However, in the event that an Award is not effective as discussed in the preceding sentence, the Company will use reasonable efforts to modify, revise or renew such Award in a manner so as to make the Award effective. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

     17. NO OBLIGATION TO EMPLOY. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent or Subsidiary of the Company or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Participant's employment or other relationship at any time, with or without cause.

     18. CORPORATE TRANSACTIONS.

     18.1 Assumption or Replacement of Awards by Successor. If a
Change-of-Control Event occurs:

          (i) the successor company in any Change-of-Control Event may, if approved in writing by the Committee prior to any Change-of-Control Event:

               (1) substitute equivalent Options or Awards or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Awards), or

               (2) issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or substantially similar other securities or substantially similar other property subject to repurchase restrictions no less favorable to the Participant.

          (ii) Notwithstanding anything in this Plan to the contrary, the Committee may, in its sole discretion, provide that the vesting of any or all Options and Awards granted pursuant to this Plan will accelerate immediately prior to the consummation of a Change-of-Control Event. If the Committee exercises such discretion with respect to Options, such Options will become exercisable in full prior to the consummation of such event at such time and on such conditions as the Committee determines, and if such Options are not exercised prior to the consummation of such event, they shall terminate at such time as determined by the Committee.

     18.2 Other Treatment of Awards. Subject to any rights and limitations set forth in Section 18.1, if a Change-of-Control Event occurs or has occurred, any outstanding Awards will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, or sale of assets constituting the Change-of-Control Event.

     18.3 Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either (a) granting an Award under this Plan in substitution of such other company's award, or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. If the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the exercise price and the number and nature of Shares issuable upon exercise of any such option will be adjusted appropriately pursuant to Section 424(a) of the Code). If the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

     18.4 Adjustment of Shares. In the event that the number of outstanding shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (a) the number of Shares reserved for issuance under this Plan, (b) the Exercise Prices of and number of Shares subject to outstanding Options, and (c) the number of Shares subject to other outstanding Awards will be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities laws; provided, however, that fractions of a Share will not be issued but will either be replaced by a cash payment equal to the Fair Market Value of such fraction of a Share or will be rounded up to the nearest whole Share, as determined by the Committee.

     19. ADOPTION AND STOCKHOLDER APPROVAL. This Plan will become effective on the date that this Plan is approved by the stockholders of the Company, consistent with applicable laws (the "Effective Date").

     20. TERM OF PLAN. Unless earlier terminated as provided herein, this Plan will terminate ten (10) years from the date this Plan is adopted by the Board. The expiration of the Plan, however, shall not affect the rights of Participants under Options theretofore granted to them, and all unexpired Options and Awards shall continue in force and operation after termination of the Plan, except as they may lapse or be terminated by their own terms and conditions.

     21. AMENDMENT OR TERMINATION OF PLAN. The Board may at any time terminate or amend this Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, (i) without the approval of the stockholders of the Company, amend this Plan in any manner that applicable law or regulation requires such stockholder approval, or (ii) without the written consent of the Participant substantially alter or impair any Option or Award previously granted under the Plan. Notwithstanding the foregoing, if an Option has been transferred in accordance with the terms of this Plan, written consent of the transferee (and not the Participant) shall be necessary to substantially alter or impair any Option or Award previously granted under the Plan.

     22. EFFECT OF SECTION 162(M) OF THE CODE. The Plan, and all Awards issued thereunder, are intended to be exempt from the application of Section 162(m) of the Code, which restricts under certain circumstances the Federal income tax deduction for compensation paid by a public company to named executives in excess of $1 million per year. The exemption is based on Treasury Regulation
Section 1.162-27(f) as in effect on the effective date of the Plan, with the understanding that such regulation generally exempts from the application of
Section 162(m) of the Code compensation paid pursuant to a plan that existed before a company becomes publicly held. The Committee may, without stockholder approval (unless otherwise required to comply with Rule 16b-3 under the Exchange
Act), amend the Plan retroactively and/or prospectively to the extent it determines necessary in order to comply with any subsequent clarification of
Section 162(m) of the Code required to preserve the Company's Federal income tax deduction for compensation paid pursuant to the Plan. To the extent that the Committee determines as of the Date of Grant of an Award that (i) the Award is intended to comply with Section 162(m) of the Code and (ii) the exemption described above is no longer available with respect to such Award, such Award shall not be effective until any stockholder approval required under Section 162(m) of the Code has been obtained.

     23. GENERAL.

     23.1 Additional Provisions of an Award. Awards under the Plan also may be subject to such other provisions (whether or not applicable to the benefit awarded to any other Participant) as the Committee determines appropriate including, without limitation, provisions to assist the Participant in financing the purchase of Stock upon the exercise of Options, provisions for the forfeiture of or restrictions on resale or other disposition of shares of Stock acquired under any Award, provisions giving the Company the right to repurchase shares of Stock acquired under any Award in the event the Participant elects to dispose of such shares, provisions which restrict a Participant's ability to sell Shares for a period of time under certain circumstances, and provisions to comply with Federal and state securities laws and Federal and state tax withholding requirements. Any such provisions shall be reflected in the applicable Award Agreement. In addition, the Committee may, in its discretion, provide in an Award Agreement that, in the event that the Participant engages, within a specified period after termination of employment, in certain activity specified by the Committee that is deemed detrimental to the interests of the Company (including, but not limited to, the breach of any non-solicitation and/or non-compete agreements with the Company), the Participant will forfeit all rights under any Options that remain outstanding as of the time of such act and will return to the Company an amount of shares with a Fair Market Value (determined as of the date such shares are returned) equal to the amount of any gain realized upon the exercise of any Option that occurred within a specified time period.

     23.2. Claim to Awards and Employment Rights. Unless otherwise expressly agreed in writing by the Company, no employee or other person shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company, a Subsidiary or an Affiliate.

     23.3. Designation and Change of Beneficiary. Each Participant shall file with the Committee a written designation of one or more persons as the beneficiary who shall be entitled to receive the amounts payable with respect to an Award of Restricted Stock, if any, due under the Plan upon his death. A Participant may, from time to time, revoke or change his beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant's death, and in no event shall it be effective as of a date prior to such receipt. If no beneficiary designation is filed by the Participant, the beneficiary shall be deemed to be his or her spouse or, if the Participant is unmarried at the time of death, his or her estate.

     23.4. Payments to Persons Other Than Participants. If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his or her affairs because of illness or accident, or is a minor, or is otherwise legally incompetent or incapacitated or has died, then any payment due to such person or such person's estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to such person's spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee, in its absolute discretion, to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

     23.5. No Liability of Committee Members. No member of the Committee shall be personally liable by reason of any contract or other instrument executed by such Committee member or on his or her behalf in his or her capacity as a member of the Committee nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee and each other employee, officer or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan unless arising out of such person's own fraud or willful bad faith; provided, however, that approval of the Board shall be required for the payment of any amount in settlement of a claim against any such person. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or By-Laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

     23.6. Governing law. The Plan and all agreements hereunder shall be governed by and construed in accordance with the internal laws of the State of Delaware without regard to the principles of conflicts of law thereof.

     23.7. Funding. No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as general unsecured creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law.

     23.8. Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in relying, acting or failing or refusing to act, and shall not be liable for having so relied, acted or failed or refused to act in good faith, upon any report made by the independent public accountant of the Company and its Subsidiaries and Affiliates and upon any other information furnished in connection with the Plan by any person or persons other than himself.

     23.9. Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company or any Subsidiary except as otherwise specifically provided in such other plan.

     23.10. Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries and Affiliates.

     23.11. Pronouns. Masculine pronouns and other words of masculine gender shall refer to both men and women.

     23.12. Titles and Headings. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings shall control.

     23.13. Termination of Employment. For all purposes herein, a person who transfers from employment or service with the Company to employment or service with a Subsidiary or Affiliate or vice versa shall not be deemed to have terminated employment or service with the Company, a Subsidiary or Affiliate.

     23.14 Nonexclusivity of the Plan. Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

     23.15 Employees Based Outside of the United States. Notwithstanding any provision of the Plan to the contrary, in order to foster and promote achievement of the purposes of the Plan or to comply with provisions of laws in other countries in which the Company, its Affiliates, and its Subsidiaries operate or have employees, the Committee, in its sole discretion, shall have the power and authority to (i) determine which employees employed outside the United States are eligible to participate in the Plan, (ii) modify the terms and conditions of Awards granted to employees who are employed outside the United States, and (iii) establish subplans (through the addition of schedules to the Plan or otherwise), modify option exercise procedures and other terms and procedures to the extent such actions may be necessary or advisable.

     24. DEFINITIONS. As used in this Plan, the following terms will have the following meanings:

     "Affiliate" means any entity in which the Company has an ownership interest of at least 20%.

     "Award" means any award under this Plan, including any Option, Restricted Stock or Stock Bonus.

     "Award Agreement" means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

     "Board" means the Board of Directors of the Company.

     "Cause" means the Company, a Subsidiary or Affiliate having cause to terminate a Participant's employment or service under any existing employment, consulting or any other agreement between the Participant and the Company or a Subsidiary or Affiliate or, in the absence of such an employment, consulting or other agreement, upon (i) the determination by the Committee that the Participant has ceased to perform his duties to the Company, a Subsidiary or Affiliate (other than as a result of his incapacity due to physical or mental illness or injury), which failure amounts to an intentional and extended neglect of his duties to such party,
     (ii) the Committee's determination that the Participant has engaged or is about to engage in conduct materially injurious to the Company, a Subsidiary or Affiliate or (iii) the Participant having been convicted of a felony or a misdemeanor carrying a jail sentence of six months or more.

     "CHANGE-OF-CONTROL EVENT" MEANS THE OCCURRENCE OF ANY ONE OR MORE OF THE FOLLOWING EVENTS: (I) THERE SHALL HAVE BEEN A CHANGE IN A MAJORITY OF THE BOARD OF DIRECTORS OF THE COMPANY WITHIN A TWO (2) YEAR PERIOD, UNLESS THE APPOINTMENT OF A DIRECTOR OR THE NOMINATION FOR ELECTION BY THE COMPANY'S STOCKHOLDERS OF EACH NEW DIRECTOR WAS APPROVED BY THE VOTE OF A MAJORITY OF THE DIRECTORS THEN STILL IN OFFICE WHO WERE IN OFFICE AT THE BEGINNING OF SUCH TWO (2) YEAR PERIOD, OR (II) THE COMPANY SHALL HAVE BEEN SOLD BY EITHER (A) A SALE OF ALL OR SUBSTANTIALLY ALL ITS ASSETS, OR (B) A MERGER OR CONSOLIDATION, OTHER THAN ANY MERGER OR CONSOLIDATION PURSUANT TO WHICH THE COMPANY ACQUIRES ANOTHER ENTITY, OR (C) A TENDER OFFER, WHETHER SOLICITED OR UNSOLICITED.

     "Code" means the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations under such section.

     "Common Stock" means the outstanding common stock, par value $0.01 per share, of the Company, or any other class of securities into which substantially all the Common Stock is converted or for which substantially all the Common Stock is exchanged.

     "Committee" means the Compensation Committee, the Stock Option Committee or such other committee appointed by the Board consisting solely of two or more Outside Directors or the Board.

     "Company" means Armor Holdings, Inc., a Delaware corporation, or any successor corporation.

     "Disability" or "Disabled" means a disability, whether temporary or permanent, partial or total, as determined in good faith by the Committee.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Exercise Price" means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

     "Fair Market Value" means, as of any date, the value of a share of the Company's Common Stock determined as follows:

          a. if such Common Stock is publicly traded and is then listed on a national securities exchange (i.e. The New York Stock Exchange), its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading, and if there were no trades on such date, on the day on which a trade occurred next preceding such date;

          b. if such Common Stock is publicly traded and is then quoted on the NASDAQ National Market, its closing price on the NASDAQ National Market on the date of determination as reported in The Wall Street Journal, and if there were no trades on such date, on the day on which a trade occurred next preceding such date;

          c. if such Common Stock is publicly traded but is not quoted on the NASDAQ National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal or, if not reported in The Wall Street Journal, as reported by any reputable publisher or quotation service, as determined by the Committee in good faith, and if there were no trades on such date, on the day on which a trade occurred next preceding such date;

          d. if none of the foregoing is applicable, by the Committee in good faith based upon factors available at the time of the determination, including, but not limited to, capital raising activities of the Company.

     "Insider" means an officer or director of the Company or any other person whose transactions in the Company's Common Stock are subject to Section 16 of the Exchange Act.

     "NASD Dealer" has the meaning set forth in Section 8(e).

     "NQSO's" has the meaning set forth in Section 5.

     "Option" means an award of an option to purchase Shares pursuant to Section 5.

     "Outside Director" means a person who is both (i) a "nonemployee director" within the meaning of Rule 16b-3 under the Exchange Act, or any successor rule or regulation and (ii) an "outside director" within the meaning of
     Section 162(m) of the Code.

     "Parent" means any corporation or other legal entity (other than the Company) in an unbroken chain of corporations and/or other legal entities ending with the Company if each of such corporations and other legal entities other than the Company owns stock, other equity securities or other equity interests possessing 50% or more of the total combined voting power of all classes of stock, equity securities or other equity interests in one of the other corporations or other entities in such chain.

     "Participant" means a person who receives an Award under this Plan.

     "Performance Factors" means the factors selected by the Committee from time to time, including, but not limited to, the following measures to determine whether the performance goals established by the Committee and applicable to Awards have been satisfied:

          a.   Net revenue and/or net revenue growth;

          b. Earnings before income taxes and amortization and/or earnings before income taxes and amortization growth;

          c.   Operating income and/or operating income growth;

          d.   Net income and/or net income growth;

          e.   Earnings per share and/or earnings per share growth;

          f.   Total stockholder return and/or total stockholder return growth;

          g.   Return on equity;

          h.   Operating cash flow;

          i.   Adjusted operating cash flow return on income;

          j.   Economic value added;

          k.   Successful capital raises;

          l.   Individual confidential business objectives

          m.   Other factors deemed reasonable and appropriate by the Committee.

     "Performance Period" means the period of service determined by the Committee, not to exceed five years, during which years of service or performance is to be measured for Restricted Stock Awards or Stock Bonuses.

     "Plan" means Armor Holdings, Inc. 2002 Stock Incentive Plan, as amended from time to time.

     "Restricted Stock Award" means an award of Shares pursuant to Section 6.

     "SEC" means the Securities and Exchange Commission.

     "Securities Act" means the Securities Act of 1933, as amended.

     "Shares" means shares of the Company's Common Stock reserved for issuance under this Plan, as adjusted pursuant to Section 18, and any successor security.

     "Stock Bonus" means an award of Shares, or cash in lieu of Shares, pursuant to Section 7.

     "Subsidiary" means any corporation or other legal entity (other than the Company) in an unbroken chain of corporations and/or other legal entities beginning with the Company if each of the corporations and entities other than the last corporation or entity in the unbroken chain owns stock, other equity securities or other equity interests possessing 50% or more of the total combined voting power of all classes of stock, other equity securities or other equity interests in one of the other corporations or entities in such chain.

     "Ten Percent Stockholder" has the meaning set forth in Section 5.2.

     "Termination" or "Terminated" means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor, or advisor to the Company or a Parent or Subsidiary of the Company. An employee will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Committee, provided, that such leave is for a period of not more than 90 days, unless re-employment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing. In the case of any employee on an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Award while on leave from the employ of the Company or a Subsidiary as it may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the Option agreement. The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the "Termination Date").

     "Unvested Shares" means "Unvested Shares" as defined in the Award
     Agreement.

     "Vested Shares" means "Vested Shares" as defined in the Award Agreement.

                   (NO. 1) SCHEDULE (INLAND REVENUE APPROVED)
                                       TO
                 ARMOR HOLDINGS, INC. 2002 STOCK INCENTIVE PLAN

                       INLAND REVENUE REFERENCE: [______]
                  APPROVED BY THE INLAND REVENUE ON [_________]

ALTERATIONS AND AMENDMENTS TO THE PLAN IN RESPECT OF ITS OPERATION IN RELATION TO UNITED KINGDOM EMPLOYEES


1. In this Schedule, "Plan" refers to the Armor Holdings, Inc. 2002 Stock Incentive Plan and words and expressions defined therein shall have the same meaning when used in this Schedule. The provisions of the Plan relating to Non-Qualified Stock Options shall apply to the provisions of this Schedule except where expressly varied herein. References to Sections in this Schedule are to Sections of the Plan.

2. It is intended that Non-Qualified Stock Options ("Options") granted by the Company pursuant to this Schedule to persons ("UK Participants") employed by the Company and/or its subsidiary corporations in the UK who are subject to UK Income Tax in respect of such employment will be granted pursuant to an approved share option scheme within the provisions of Section 185 of and
     Schedule 9 to the United Kingdom Income and Corporation Taxes Act 1988 ("ICTA 1988").

3. Only Options may be granted pursuant to this Schedule and not any other form of incentive. An Option granted under this Schedule shall not be granted to an individual in conjunction with any other form of Award under the Plan.

4. Section 24 (DEFINITIONS) shall be amended in relation to Options granted pursuant to this Schedule so that:-

     (i) "Share" means "shares of the Company's Common Stock which comply with the conditions of paragraphs 10-14 Schedule 9 ICTA 1988"; (ii) "Subsidiary" means "any company of which the Company has control"; and (iii) "Parent" means "any company which has control of the Company", in each case control shall have the meaning set out in Section 840 of ICTA 1988.

5. Options may only be granted pursuant to this Schedule to employees of the Company or Subsidiary of the Company who are not excluded by paragraph 8 of
     Schedule 9 ICTA 1988. No employee who is a director shall be eligible to participate in the Plan pursuant to this Schedule, unless required in that capacity to work for the Company and/or any Subsidiary for at least 25 hours per week excluding meal breaks.

6. The conditions attaching to an Option granted under this Schedule (including any shorter or later time for exercising Options following the termination of a Participant's employment provided that where a Participant's employment terminates by reason of his death his Options may be exercised by his personal representatives no later than twelve months after the date of his death) shall be determined at the time of grant and may not be determined following the grant of an Option. Any performance condition which is imposed on any Option granted under this Schedule must be objective in nature. Such a condition may only be varied if events occur which cause the Committee to reasonably believe that the original condition is no longer a fair measure of performance. In such circumstances the Committee may waive the performance condition or may impose a different objective performance condition which, in the fair and reasonable opinion of the Committee, is no more difficult to meet than the original condition was considered to be when it was first set.

7. No Option may be granted pursuant to this Schedule to any UK Participant which would result in the aggregate Exercise Price of Shares comprised in outstanding Options granted to him or her under this Schedule together with the aggregate Exercise Price of shares in subsisting options granted to him or her under any share option scheme, (not being a savings-related share option scheme), approved under Schedule 9 ICTA 1988 and established by the Company or any associated company (within the meaning of Section 416 ICTA
     1988) exceeding 30,000 UK pounds sterling (converting, for this purpose, the Exercise Price into pounds sterling using the exchange rate applicable on the date of grant of such options) or such other amount as is from time to time specified in paragraph 28(1) of Schedule 9 ICTA 1988.

8. The Exercise Price for each Share under Option granted under this Schedule shall be determined by the Board of Directors or the Committee and be denominated in dollars, but shall not be less than the greater of:-

     (i) 100% of the Fair Market Value of a Share on the day preceding the date of grant as agreed in advance with the Inland Revenue Shares Valuation Division; and

     (ii) the par value of the Share.

9. The price for each Share which may be acquired under an Option granted pursuant to this Schedule shall be payable in cash (and no other form) in full on the exercise of the Option and the provisions of Section 8.1 which allow for payment in forms other than cash shall not apply to this Schedule.

10. Section 5.2 (EXERCISE PERIOD) shall not apply in relation to Options granted pursuant to this Schedule and the following provisions shall apply instead:-

     "An Option shall be exercisable at such times, in such amounts and during such periods as the Board of Directors or the Committee, as the case may be, shall determine at the date of the grant of such Option but shall not be exercisable in any event on or after the tenth anniversary of the date of grant."

11. No restriction may be imposed pursuant to section 5.5 on the Shares acquired under an Exercise Agreement other than such restrictions as may be required by the Company to comply with applicable securities laws.

12. Section 5.8 (MODIFICATION, EXTENSION OR RENEWAL) shall not apply to Options granted under this Schedule.

13. No Option granted under this Schedule may be exercised by any UK Participant at any time when he or she is precluded by paragraph 8 of
     Schedule 9 ICTA 1988 from participating in the Plan pursuant to this Schedule.

14. In Section 11 (TRANSFERABILITY) the words "except as determined by the Committee" and "unless otherwise determined by the Committee and set forth in the Award Agreement with respect to Awards that are not ISOs" will not apply to this Schedule.

15.  Section 12 (RESTRICTIONS ON SHARES) will not apply to this Schedule.

16.  Section 15 (EXCHANGE AND BUYOUT OF AWARDS) will not apply to this Schedule.

17. In Section 18.1 (ASSUMPTION OR REPLACEMENT OF AWARDS BY SUCCESSOR) the words "If a Change-of-Control Event occurs" and subsection (i) will be replaced in this Schedule by:

     "18.1.1 If any company (hereafter "the Acquiring Company")

          (i) obtains control of the Company (as defined in Section 840 of ICTA
     1988) as a result of making:-

               (a) a general offer to acquire the whole of the issued ordinary share capital of the Company which is made on a condition such that if it is satisfied the Acquiring Company will have control of the Company; or

               (b) a general offer to acquire all the shares of the same class as the shares over which Options have been or may be granted; or

          (ii) obtains control of the Company in pursuance of a compromise or arrangement sanctioned by the court under section 425 of the UK Companies Act 1985 or (where relevant) legislation that the Inland Revenue agrees is the overseas equivalent thereof; orbecomes bound or entitled to acquire Shares under section 428 to 430 of that Act or (where relevant) legislation that the Inland Revenue agrees is the overseas equivalent thereof

          (iii) the Participant may by agreement with the Acquiring Company within the periods specified in paragraph 15(2) of Schedule 9 ICTA 1988 release (the "Release") his Options (the "Old Options") in consideration of the grant to him of equivalent rights over shares in the Acquiring Company or in another company within paragraph 10(b) or (c) of Schedule 9 ICTA 1988 ("New Options").

     18.1.2 The grant of New Options may only take place on the following conditions:-

          (i) the shares over which the New Options are granted (the "New Scheme Shares") comply with the provisions relating to scheme shares contained in paragraphs 10 to 14 inclusive of Schedule 9 ICTA 1988;

          (ii) the total market value, immediately before the Release, of the shares which were subject to the Old Options is equal to the total market value, immediately after the Release, of the New Scheme Shares in respect of which the New Options are granted to the Participant;

         (iii) the total amount payable by the Participant for the acquisition of New Scheme Shares on complete exercise of the New Options is equal to the total amount that would have been payable for the acquisition of shares on complete exercise of the Old Options; and

          (iv) the New Options are otherwise identical in terms to the Old Options.

     18.1.3 The New Options shall, for all the other purposes of this Scheme, be treated as having been acquired at the same time as the Old Options were or were treated as acquired and "Date of Grant" shall be construed accordingly.

     18.1.4 Where the Participant releases his Options under 18.1.1 above the New Options granted to him on that Release shall not lapse, nor shall the Participant be entitled to exercise the New Options early solely by virtue of the circumstances which entitled the Participant to effect the Release.

     18.1.5 Where any New Options are granted pursuant to 18.1.1 above, references to the Company shall, where applicable, be construed in relation to the New Options as references to the Acquiring Company or, as the case may be, to the other company to whose shares the New Options relate.

18. Section 18.4 (ADJUSTMENT OF SHARES) shall, in the case of any Option granted pursuant to this Schedule, be amended so that any adjustment made under that Article may only be made to take account of a variation in the share capital of which the shares form part and shall be subject to:

     (i) confirmation from the auditors of the Company that such adjustment is fair and reasonable;

     (ii) the prior approval of the Inland Revenue;

    (iii) the Shares continuing to satisfy the conditions specified in paragraphs 10 to 14 inclusive of Schedule 9 ICTA 1988.

19. Section 21 (AMENDMENT OR TERMINATION OF PLAN) shall apply with the additional requirement that no amendment shall have effect until approved by the Inland Revenue.

20. Section 23.1 (ADDITIONAL PROVISIONS OF AN AWARD) shall not apply to this Schedule except to the extent that it allows Award Agreements to contain provisions to comply with Federal and state securities laws and Federal and state tax withholding requirements.

                          (NO. 2) SCHEDULE (UNAPPROVED)
                                       TO
                 ARMOR HOLDINGS, INC. 2002 STOCK INCENTIVE PLAN

ALTERATIONS AND AMENDMENTS TO THE PLAN IN RESPECT OF ITS OPERATION IN RELATION TO UNITED KINGDOM EMPLOYEES


1. In this (No. 2) Schedule, "Plan" refers to the Armor Holdings, Inc. 2002 Stock Incentive Plan together with the (No. 1) Schedule and words and expressions defined therein shall have the same meaning when used in this (No. 2 ) Schedule. The provisions of the Plan relating to Options shall apply to the provisions of this (No.2) Schedule except where expressly varied herein.

2. It is intended that this (No. 2) Schedule will not be approved by the Inland Revenue pursuant to Schedule 9 ICTA 1988.

3. Clause 4(i) of the (No. 1) Schedule will not apply to Options granted under this (No. 2) Schedule.

4. The words "who are not excluded by paragraph 8 of Schedule 9 ICTA 1988" in clause 5 and the second sentence of clause 5 to the (No. 1) Schedule shall not apply to this (No. 2) Schedule.

5. The limit set out in clause 7 of the (No. 1) Schedule shall not apply to this (No. 2) Schedule.

6.   Clause 11 of the (No. 1) Schedule shall not apply to this (No.2) Schedule.

7.   Clause 12 of the (No. 1) Schedule shall not apply to this (No. 2) Schedule.

8.   Clause 13 of the (No. 1) Schedule shall not apply to this (No. 2) Schedule.

9.   Clause 15 of the (No. 1) Schedule shall not apply to this (No. 2) Schedule.

10. All requirements in the (No. 1) Schedule for the approval, consent or agreement of the Inland Revenue shall not apply to this (No. 2) Schedule.